Discussion Materials April 30, 2013 Presentation to the Special Committee of Inergy, L.P. DRAFT Exhibit C.22

Table of Contents
SECTION

SECTION

SECTION

SECTION

SECTION
5
SECTION
6
APPENDIX
Executive Summary [
02 ]
Step 1: Private Inergy GP Acquired by Crestwood Holdings [
04 ]
Step 2: NRGY Distributes NRGM Units [ 07 ]
Step 3: NRGY Acquires Crestwood’s GP & IDRs, NRGY Acquires CMLP Units from Crestwood
[ 20
]
Holdings
Step 4: NRGM Merges with CMLP
[ 30
]
Conclusions
[ 56
]
DRAFT
This presentation is for informational purposes only and is being furnished on a confidential basis. By accepting this information, the recipient agrees that it will use the information only to evaluate its potential interest in the strategies described herein and for no other purpose and will not divulge any such information to any other party.
This presentation does not constitute a commitment to lend money, underwrite any proposed transaction, purchase securities or other assets, provide financing, arrange financing, or provide any other services.
SunTrust Robinson Humphrey, Inc. and its representatives and affiliates make no representation and have given you no advice concerning the appropriate regulatory treatment, accounting treatment, or possible tax consequences of the proposed transactions described herein. Prior to entering into any proposed transaction, you should determine, without reliance upon SunTrust Robinson Humphrey, Inc. or its representatives or affiliates, the economic risks and merits, as well as the legal, tax and accounting characteristics and consequences, of the transaction and that you are able to assume these risks. These materials should not be relied upon for the maintenance of your books and records or for any tax, accounting, legal or other purposes.
All materials, including proposed terms and conditions, are indicative and for discussion purposes only. Finalized terms and conditions are subject to further discussion and negotiation and will be evidenced by a formal written agreement. Except as required by applicable law, we make no representation or warranty, express or implied, to you or to any person as to the content of the information contained herein.
Opinions expressed herein are current opinions only as of the date indicated. Any historical price(s) or value(s) are also only as of the date indicated. We are under no obligation to update opinions or other information.
In connection with Treasury Regulation Section 1.6011-4, it is our mutual intent that the tax structure and tax treatment of the transactions contemplated by this presentation are not confidential and that notwithstanding anything herein to the contrary that each of us (and our employees, representatives and agents) may disclose to any and all persons, without limitation of any kind, the tax structure and tax treatment of the transactions contemplated herein.

Executive Summary SECTION 1 DRAFT

SunTrust Robinson Humphrey (“STRH”) is pleased to discuss the contemplated transaction between Inergy and Crestwood
Inergy began working with Greenhill & Co., Inc. (“Greenhill”) in late 2012 and early 2013 to explore strategic alternatives to grow the partnership
Crestwood was identified due to the complimentary nature of its assets relative to Inergy’s assets
Inergy and Crestwood began negotiating a deal in February 2013, and are currently negotiating terms
STRH was contacted by Inergy, L.P.’s (“NRGY”) Special Committee on Thursday, April 18, 2013 and was subsequently engaged to advise the committee on the transaction
Members of STRH’s Energy Investment Banking and Mergers & Acquisitions group traveled to Kansas City on April 25  to conduct detailed due diligence on the proposed transaction
STRH continues to work through its analysis on the proposed transaction and plans to meet with the Special Committee again on May 2
STRH plans to convene its internal Fairness Opinion committee on February, May 3, 2012
A telephone conference is tentatively planned for May 3, 2013 or May 4, 2013 to potentially deliver a Fairness Opinion to the Special Committee
The current timeline to announce the deal publicly is May 6, 2013
Situation Overview
Meeting Objectives
Executive Summary
Provide a detailed overview on Crestwood Midstream Partners LP (“Crestwood Midstream” or “CMLP”)
Provide our thoughts on each step of the overall transaction and present analysis to support our conclusions
Discuss the strategic merits of the transaction along with the overall key takeaways and conclusions
Discuss any additional topics the Special Committee would like to touch on related to the transactions
DRAFT
th
nd

SECTION 2 DRAFT Step 1: Private Inergy GP Acquired by Crestwood Holdings

Step 1: Transaction Step Summary
(1)(2)(3)
DRAFT
Inergy Holdings
GP
Crestwood
Holdings LLC
CMLP NRGM
CMLP Public
Unitholders
LP Interest,
GP Control
+ IDRs
GP Control
NRGY
NRGY Operating
Assets
100% Interest
LP Interest
Crestwood Holdings Acquires Inergy Holdings GP
from Inergy Holdings GP Stakeholders for Cash
1
Key Considerations
Purchase price is $80 million dollars
Represents 1.9% of NRGY’s current enterprise value of
$4,162MM (4)
Crestwood Holdings Partners will directly control Inergy, L.P. (NRGY)
and Crestwood Holdings LLC (“Crestwood Holdings”) and will
indirectly control Inergy Midstream, L.P. (“NRGM”) and Crestwood
Midstream Partners LP (CMLP)
Crestwood Holding Partners is controlled by First Reserve
and senior management of Crestwood Holdings / CMLP
Private-to-private transaction; no approvals required from NRGY or
Crestwood Holdings
First Reserve’s ability and desire to invest additional capital is a positive from NRGY’s point of view
Timing to complete expected to be less than one month
Source: Public Filings and company investor presentations
(1) Assumes dropdown of remaining operating assets from NRGY to NRGM does not occur prior to illustrative transaction
(2) Steps 1-4 are assumed to occur simultaneously
(3) Step 4 (Merger of NRGM and CMLP) not a condition for closing of Step 3 (NRGY acquisition of CMLP general partner IDRs and portion of CMLP LP interest from Crestwood Holdings)
(4) Based on NRGY unit price of $21.59 as of 4/26/13 and net debt of $1,285 million as of 12/31/2012
Crestwood
Holdings Partners
NRGY Public
Unitholders
LP Interest,
GP Control
+ IDRs

KIRBY

K-SEA

MARKWEST Energy Partners, L.P.

MARKWEST

SunTrust Robinson Humphrey

March 13, 2011 Kirby Corporation ("Kirby“ or “KEX”) announced that it had entered into a definitive agreement with K-Sea Transportation Partners L.P.
(“K-Sea” or “KSP”) pursuant to which a subsidiary of Kirby will merge with K-
Sea, with K-Sea surviving the merger as a wholly owned subsidiary of Kirby
Under the terms of the agreement, the total value of the transaction is approximately $600 million, consisting of $335 million for K-Sea’s equity and the refinancing of $265 million of K-Sea debt
K-Sea’s common unitholders will have the election to receive for each common unit either $8.15 in cash or $4.075 in cash and 0.0734 of a share of Kirby common stock
K-Sea’s preferred unitholders will receive for each preferred unit
$4.075 in cash and 0.0734 of a share of Kirby common stock
K-Sea’s general partner will receive $8.15 in cash for each general partner unit and $18.0 million in cash for its incentive distribution rights
Kirby Corporation Acquires K-Sea Transportation Partners
Select General Partner Acquisitions
Source: Press releases, SEC filings, FERC filings and other public information
Select Transaction Metrics ($MM, Except Per Unit Metrics)
September 5, 2007 MarkWest Energy Partners, L.P. (“MarkWest” or “MWE”)
and MarkWest Hydrocarbon, Inc. (“MWP”) announced  MarkWest Energy
Partners and MarkWest Hydrocarbon have entered into a definitive redemption and merger agreement
MWP’s assets include 4.9MM MarkWest LP units, and an 89.7% interest in
MWE’s GP
Under the terms of the agreement, MWP shareholders will receive aggregate consideration of approximately 15.4 million common units of MWE and cash of
$240 million
The total value of the transaction is approximately $734 million
In a separate transaction MarkWest will acquire the remaining 10.3% interest in the MWE’s GP from management for $74MM consisting of MWE units and cash
In the transaction, the incentive distribution rights in MarkWest will be extinguished and MarkWest Hydrocarbon will become a direct, wholly owned subsidiary of MarkWest Energy Partners.
MarkWest Energy Partners Acquires MarkWest Hydrocarbon, Inc
Select Transaction Metrics ($MM, Except Per Unit Metrics)
Transaction Overview
Transaction Value $600.0
Debt Refinanced 265.0
Implied Total Equity Value $335.0
Cash Received per GP Unit $8.15
# of GP Units Owned 204,447
Cash Paid for GP Units $1.7
Cash Paid for IDRs 18.0
Total Consideration for GP $19.7
2012E GP Cash Flow $0.0
Implied GP Cash Flow Multiple NM
Implied Control Premium Paid for GP $19.7
Implied Control Premium as a % of Equity Value 5.9%
Transaction #1
Transaction Value $734.6
Market Value of MWE Units Owned 158.0
MWP GP Equity Value $576.5
2008E MWE GP Cash Flow $35.9
MWP % of GP Equity Interest 89.7%
MWP GP Cash Flow $32.2
MWP GP Equity Value 576.5
Implied MWP GP Cash Flow Multiple 17.9x
Transaction #2
2008E MWE GP Cash Flow $35.9
% Management GP Ownership Interest 10.3%
Management GP Cash Flow $3.7
Implied MWP GP Cash Flow Multiple 17.9
Management GP Equity Value $66.2
Transaction Value 74.0
Implied Control Premium Paid for GP $7.80
Total GP Equity Value (MWP Interest + Management Interest) $642.7
Implied Control Premium as a % of GP Equity Value 1.2%
DRAFT

Step 2: NRGY Distributes NRGM Units SECTION 3 DRAFT

Step 2: Transaction Step Summary
(1)(2)(3)
DRAFT
NRGY Distributes 100% of its NRGM LP Ownership
Interest Pro Rata to Existing NRGY Unitholders
2
Key Considerations
Based on 131.750 (4) million units of NRGY currently outstanding and
NRGY’s ownership of 56.399 (4) million units of NRGM; each holder of one unit of NRGY will receive 0.428 NRGM units
NRGY’s unit price is expected to decline by the amount of value of
NRGM units distributed to each NRGY unitholder
– Currently $10.69 of value related to NRGM units will be
distributed to each NRGY unit (5)
– Pro Forma NRGY unit price is expected to be $10.90 ($21.59 less $10.69) (5)
NRGY retains its legacy operating assets, GP control of NRGM and
NRGM IDRs
NRGY will need to reduce its quarterly distribution due to the loss of cash flow from its stake in NRGM
The distribution of NRGM units to NRGY unit holders is expected to be a tax-free transaction
Likely to need an underwritten amendment to the NRGY Credit
Agreement to allow for the distribution of NRGM units to NRGY unit holders
Timing to complete expected to be less than one month
GP Control
NRGY
NRGY Operating
Assets
100% Interest
LP Interest,
GP Control
+ IDRs
NRGY Public
Unitholders
LP Interest
NRGM
Source: Public Filings and company investor presentations
(1) Assumes dropdown of remaining operating assets from NRGY to NRGM does not occur prior to illustrative transaction
(2) Steps 1-4 are assumed to occur simultaneously
(3) Step 4 (Merger of NRGM and CMLP) not a condition for closing of Step 3 (NRGY acquisition of CMLP general partner IDRs and portion of CMLP LP interest from Crestwood Holdings)
(4) Assumes projected unit count as of 4/24/2013
(5) Pricing as of 4/26/2013
Crestwood
Holdings LLC
CMLP
CMLP Public
Unitholders
LP Interest,
GP Control
+ IDRs
LP Interest
Crestwood
Holdings Partners

Step 2: Transaction Summary Overview
DRAFT
(1) Based on 20-day VWAP as of 4/19/2013 per Bloomberg
(2) Estimated distribution at a 1.05x coverage ratio after distributing 100% of NRGM units held at NRGY to unitholders
Step 2: NRGY Distributes NRGM Units
Beginning NRGM Units Owned by NRGY 56.399
Less NRGM Units Retained by NRGY 0.000
NRGM Units Distributed to Unitholders 56.399
Current NRGM Unit Price
(1)
$23.81
Market Value of NRGM Units Distributed $1,343.1
NRGY Current Units Outstanding 131.750
NRGY Current Unit Price
(1)
$21.16
NRGY Current Market Capitalization $2,788.0
Less: Market Value of Units Distributed (1,343.1)
NRGY Pro Forma Market Capitalization $1,444.9
Implied Pro Forma NRGY Unit Price $10.97
Pro Forma NRGY 2014E Distributions Per Unit $0.63
Implied Pro Forma NRGY Yield 5.70%
NRGM Units Distributed to Unitholders 56.399
NRGY Current Units Outstanding 131.750
NRGM Units Distributed per NRGY Unit 0.428x

Historical Relative Unit Price Performance
DRAFT
Source: Capital IQ and other public information
+ 21.2%
+ 10.7%
NRGM
NRGY
May 14, 2012 – NRGY Contributes
US Salt, LLC to NRGM in Exchange
for $192.5MM in Consideration
April 26, 2012 – NRGY Agrees
to Contribute Retail Propane
Operations to Suburban
Propane for $1.8 billion
December 7, 2012 – NRGM
Completes the Acquisition of the
COLT Crude Oil Logistics Hub and
Related Long-term Financing
November 5, 2012 – NRGM
announces acquisition of
Rangeland Energy, LLC for
$425 million
May 14, 2012 – NRGM
announces acquisition of US
Salt, LLC for $192.5 million
70.0%
80.0%
90.0%
100.0%
110.0%
120.0%
130.0%
Apr-12 Jul-12 Oct-12 Jan-13 Apr-13
NRGY NRGM
August 2, 2012 – NRGY
closes Contribution of
Retail Propane Operations
to Suburban Propane
September 14, 2012 – NRGY
Completes the Distribution of
Approximately 14.1 million SPH
Common Units in Connection
with the Sale of its Retail
Propane Operations

Historical Market Capitalization: NRGY and NRGM
(1)
DRAFT
(1) Market capitalization based on total units outstanding, excluding un-vested stock based compensation and other stock based compensation outstanding
(2) Pro forma for Inergy Midstream, L.P.’s acquisition of US Salt LLC on 5/14/2012; Issued 473,707 partnership common units to NRGY as part of the consideration
(3) Represents NRGY's market capitalization minus the market capitalization of NRGY's stake in NRGM
(4) Represents the implied NRGY market capitalization (ex. NRGM stake) divided by the total NRGY units outstanding
(5) As of 4/26/2013
($ in millions, except per unit figures)
Key:
Announce Date of NRGY Distribution 4/26/2012 7/26/2012 10/26/2012 1/25/2013 4/25/2013 Current
(5)
Inergy, LP
NRGY Closing Price / Unit $19.51 $19.31 $19.82 $19.92 $21.85 $21.59
Common Units 125.7 125.8 125.8 131.7 131.7 131.7
Class B Units 5.8 5.9 5.9 0.0 0.0 0.0
Total Units 131.5 131.6 131.7 131.7 131.7 131.7
Date of Available Share Count 2/1/2012 5/3/2012 8/3/2012 11/21/2012 2/6/2013 2/6/2013
Market Capitalization
(1)
$2,565.7 $2,541.9 $2,610.5 $2,623.0 $2,878.5 $2,844.3
Inergy Midstream, L.P.
NRGM Closing Price / Unit $20.60 $22.05 $23.00 $23.00 $24.40 $24.97
Total Common Units owned by NRGY
(2)
55.9 56.4 56.4 56.4 56.4 56.4
Date of Available Share Count 12/21/2011 5/14/2012 5/14/2012 1/9/2013 3/20/2013 3/20/2013
Market Capitalization of NRGY's Stake in NRGM $1,152.1 $1,243.6 $1,297.2 $1,297.2 $1,376.1 $1,408.3
% of NRGY Total Market Capitalization 44.9% 48.9% 49.7% 49.5% 47.8% 49.5%
Implied NRGY Mkt Cap (Ex. NRGM Stake) (3)
$1,413.7 $1,298.3 $1,313.3 $1,325.9 $1,502.4 $1,436.0
Implied NRGY Close Price / Unit (Ex. NRGM Stake)
(4)
$10.75 $9.86 $9.97 $10.07 $11.40 $10.90
$1,152
$1,244
$1,297 $1,297
$1,376
$1,408
$2,566
$2,542
$2,610
$2,623
$2,879
$2,844
45%
49%
50% 50%
48%
50%
NRGY Total Market Capitalization
NRGY's Stake in NRGM's Market Capitalization
Percentages represent the market
capitalization of NRGM's stake in NRGY
divided by the total NRGY market
capitalization

Statistics NRGY PF NRGY % Change
Current $21.59 $10.90 (49.5%)
20-Day $21.56 $11.47 (46.8%)
60-Day $20.65 $10.49 (49.2%)
90-Day $20.42 $10.23 (49.9%)
180-Day $19.69 $9.66 (50.9%)
365-Day $19.45 $9.73 (50.0%)
Historical Closing Prices per Unit: NRGY and Implied NRGY (Excluding NRGM Stake)
DRAFT
Note: Statistics represent an average of closing prices; Day count based on number of calendar days
$10.90
$21.59
NRGY
NRGY (Excl.
NRGM Stake)
Implied Per-Unit Value of NRGY’s
Stake in NRGM
Implied Per-Unit Value of NRGY
(Excluding  Stake in NRGM)
$0.00
$5.00
$10.00
$15.00
$20.00
$25.00
Apr-12 Jun-12 Aug-12 Oct-12 Dec-12 Feb-13 Apr-13
Implied NRGY Unit Price (Excl NRGM Stake) NRGY Unit Price

Historical Distribution Analysis: NRGY and NRGM
(1)
DRAFT
(1) Analysis excludes all IDR distributions
(2) Quarterly distribution / unit multiplied by four
(3) Class B units pay distributions in kind rather than cash; Class B units converted to common units during Q1 2013; The exact date of the conversion is not publically disclosed
(4) Assumes class B units convert on 12/31/2012 and receive the distribution payment on 2/14/2013
(5) Pro forma for Inergy Midstream, L.P.’s acquisition of US Salt LLC on 5/14/2012; Issued 473,707 partnership common units to NRGY as part of the consideration
($ in millions, except per unit figures)
Key:
Fiscal Quarter of Distribution Payment Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013
Inergy, LP
Distribution Announce Date 4/26/2012 7/26/2012 10/26/2012 1/25/2013 4/25/2013
Distribution Payment Date 5/15/2012 8/14/2012 11/14/2012 2/14/2013 5/15/2013
Quarterly Distribution / Unit $0.375 $0.375 $0.290 $0.290 $0.290
Annualized Distribution / Unit
(2)
$1.500 $1.500 $1.160 $1.160 $1.160
Common Units 125.7 125.8 125.8 131.7 131.7
Class B Units (3) 5.8 5.9 5.9 0.0 0.0
Total Units 131.5 131.6 131.7 131.7 131.7
Date of Available Share Count 2/1/2012 5/3/2012 8/3/2012 11/21/2012 2/6/2013
Total Cash Distribution ($MM) (4) $47.1 $47.2 $36.5 $38.2 $38.2
Inergy Midstream, L.P.
Distribution Announce Date 4/25/2012 7/26/2012 10/26/2012 1/25/2013 4/26/2013
Distribution Payment Date 5/15/2012 8/14/2012 11/14/2012 2/14/2013 5/15/2013
Quarterly Distribution / Unit $0.370 $0.380 $0.385 $0.390 $0.395
Annualized Distribution / Unit (2) $1.480 $1.520 $1.540 $1.560 $1.580
Total Common Units owned by NRGY
(5)
55.9 56.4 56.4 56.4 56.4
Date of Available Share Count 12/21/2011 5/14/2012 5/14/2012 1/9/2013 3/20/2013
Total Cash Distributions to NRGY ($MM) $20.7 $21.4 $21.7 $22.0 $22.3
% of NRGY Total Cash Distribution 43.9% 45.4% 59.5% 57.6% 58.3%
$21
$21
$22
$22
$22
$47 $47
$36
$38
$38
44% 45%
60% 58% 58%
NRGY Total Cash Distribution
NRGM Total Cash Distribution to NRGY
Percentages represent the total NRGM
cash distribution divided by the total
NRGY cash distribution

Historical Yield Analysis: NRGY and NRGM
DRAFT
($ in millions, except per unit figures)
Key:
Announce Date of NRGY Distribution 4/26/2012 7/26/2012 10/26/2012 1/25/2013 4/25/2013 Current (4)
Inergy, LP
NRGY Closing Price / Unit $19.51 $19.31 $19.82 $19.92 $21.85 $21.59
Annualized Distribution / Unit (1) $1.50 $1.50 $1.16 $1.16 $1.16 $1.16
Yield 7.7% 7.8% 5.9% 5.8% 5.3% 5.4%
Inergy, L.P. (Excluding NRGM Stake)
Implied NRGY Closing Price / Unit (Ex. NRGM Stake) $10.75 $9.86 $9.97 $10.07 $11.40 $10.90
NRGY Total Cash Distribution ($MM) $47.1 $47.2 $36.5 $38.2 $38.2 $38.2
(-) NRGY's Cash Distribution from NRGM ($MM) 20.7 21.4 21.7 22.0 22.3 22.3
Implied Pro forma NRGY Cash Distribution ($MM) $26.5 $25.7 $14.8 $16.2 $15.9 $15.9
Common Units 125.7 125.8 125.8 131.7 131.7 131.7
Class B Units
(2)
5.8 5.9 5.9 0.0 0.0 0.0
Total Units 131.5 131.6 131.7 131.7 131.7 131.7
Implied Quarterly Distribution / Unit
(3)
$0.210 $0.205 $0.117 $0.123 $0.121 $0.121
Annualized Distribution / Unit (1) $0.842 $0.818 $0.470 $0.492 $0.484 $0.484
Implied Yield 7.8% 8.3% 4.7% 4.9% 4.2% 4.4%
7.7%
7.8%
5.9%
5.8%
5.3%
5.4%
7.8%
8.3%
4.7%
4.9%
4.2%
4.4%
NRGY Yield
Implied Pro Forma NRGY Yield
(1) Quarterly distribution / unit multiplied by four
(2) Class B units pay distributions in kind rather than cash; Class B units converted to common units during Q1 2013; The exact date of the conversion is not publically disclosed
(3) Implied quarterly distribution / unit represents the implied pro forma NRGY cash distribution divided by the total cash pay NRGY units outstanding
(4) As of 4/26/2013

Statistics NRGY PF NRGY
Current 5.37% 4.44%
20-Day 5.38% 4.28%
60-Day 5.63% 4.71%
90-Day 5.69% 4.83%
180-Day 5.91% 5.03%
365-Day 6.89% 6.83%
Historical Yields: NRGY and Implied NRGY (Excluding NRGM Stake)
DRAFT
Note: Statistics represent an average of closing prices
August 2, 2012 – NRGY
closes Contribution of Retail
Propane Operations to
Suburban Propane
April 26, 2012 – NRGY
Agrees to Contribute Retail
Propane Operations to
Suburban Propane for $1.8BN
4.4%
5.4%
NRGY
NRGY (Excl.
NRGM Stake)
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
11.0%
12.0%
Apr-12 Jul-12 Oct-12 Jan-13 Apr-13
NRGY Yield Implied NRGY Yield (Excl NRGM Stake)
May 14, 2012 – NRGY Contributes
US Salt, LLC to NRGM
Completes the Distribution of
Approximately 14.1 million SPH
Common Units in Connection
with the Sale of its Retail
Propane Operations
September 14, 2012 – NRGY

KINDER MORGAN
Williams
Spectra Energy
ONEOK
INERGY

ENERGY TRANSFER
TARGA
Atlas Energy, Inc.
CROSSTEX
NuStar

SunTrust Robinson Humphrey

Selected GP Yield Analysis
DRAFT
Pure Play GP Mean: 3.9%
Pure Play GP Mean (Excluding NSH): 3.1%
Pure Play GP: Yields
EV:
(1)
Market Cap:
$52.8BN
$16.5BN
$6.8BN
$2.8BN
$6.3BN
$2.7BN
$2.7BN
$891MM
$1.3BN
$1.3BN
Source: Capital IQ, SEC filings and company press releases
Note: Market cap based on closing share price as of 4/26/2013
(1) Enterprise value includes debt consolidated from respective underlying MLPs
(2) Pro forma NRGY yield post-spin of NRGM units
GPs with Assets: Yields
EV:
(1)
Market Cap:
$34.8BN
$21.0BN
$38.8BN
$26.2BN
$84.2BN
$40.3BN
$19.4BN
$10.6BN
Pro Forma
GPs with Assets  Mean: 3.6%
(2)
$2.7BN
$1.4BN
3.9%
3.6%
3.9%
2.8%
4.4%
4.4%
3.0%
2.4%
2.6%
7.0%

2014E – 2017E CAGR: 13.5%

SunTrust Robinson Humphrey

NRGY Annual Distributions Per LP Unit – Historical and Expected
(1)
DRAFT
($ in millions, except per unit figures)
Source: Historical figures based on company press releases and SEC filings; Projections based on NRGY standalone (post-spin) projections provided by management
(1) Assumes no drop down of NRGY’s operating assets to NRGM, acquisition of CMLP’s GP & IDRs or NRGM / CMLP merger
(2) Represents the last quarterly distribution paid in each fiscal year annualized
(3) Class B units pay distributions in kind rather than cash; Class B units converted to common units during Q1 2013; The exact date of the conversion is not publically disclosed
(4) Represents total distributions paid to LPs multiplied by common units outstanding
Impact of sale of
propane assets
Impact of
distribution of
stake in NRGM
(22.7%)
(45.7%)
Assumes no drop down of NRGY’s
operating assets to NRGM,
acquisition of CMLP’s GP & IDRs or
NRGM / CMLP merger
Key:
Fiscal Year End FY 2012A Q2 Annualized FY 2014E FY 2015E FY 2016E FY 2017E
Total Distributions Paid to LPs
(2)
$1.500 $1.160 $0.630 $0.740 $0.830 $0.920
Payment Date 8/14/2012 5/15/2013 NA NA NA NA
Common Units 125.8 131.7 131.8 131.8 131.8 131.8
Class B Units
(3)
5.9 0.0 0.0 0.0 0.0 0.0
Total Units 131.6 131.7 131.8 131.8 131.8 131.8
Date of Available Share Count 5/3/2012 2/6/2013 NA NA NA NA
Implied Total Cash Distribution ($MM)
(4)
$188.6 $152.8 $83.0 $97.5 $109.4 $121.2
$1.50
$1.16
$0.63
$0.74
$0.83
$0.92
NRGY actual distributions / unit
NRGY pro forma (post -spin) projected
distributions / unit

Pro Forma Impact to NRGY Unitholder
DRAFT
($ in millions, except per unit figures)
Source: Historical figures based on company press releases and SEC filings; Projections based on NRGY standalone (post-spin) projections provided by management
NRGY Standalone
Pro Forma NRGY
NRGM  (Pro Rata Post-Distribution)
Current 2014E 2015E 2016E 2017E
NRGM Distribution per LP Unit (No Merger) $1.58 $1.70 $1.76 $1.80 $1.88
NRGM Units Distributed per NRGY LP Unit 0.428x 0.428x 0.428x 0.428x 0.428x
Pro Rata NRGM Distribution per NRGY LP Unit 0.676 0.728 0.753 0.770 0.805
PF NRGY Distribution per LP Unit 0.484 0.630 0.740 0.830 0.920
Combined Distributions per NRGY LP Unit $1.16 $1.36 $1.49 $1.60 $1.72
Standalone NRGY LP Unit Distribution $1.16 $1.30 $1.43 $1.55 $1.67
Accretion / (Dilution) $ $0.00 $0.06 $0.06 $0.05 $0.05
Accretion / (Dilution) % 0.0% 4.2% 4.2% 3.1% 3.2%
$1.16
$0.48
$1.30
$0.63
$1.43
$0.74
$1.55
$0.83
$1.67
$0.92
$0.68
$0.73
$0.75
$0.77
$0.80

Discounted Cash Flow Analysis
Terminal Value Capitilization Rate 4.5% 5.0% 5.5%
Discount Rate 9.0% 10.0% 11.0% 9.0% 10.0% 11.0% 9.0% 10.0% 11.0%
Discounted LP Distributions ('14 - '17) $2.60 $2.56 $2.51 $2.60 $2.56 $2.51 $2.60 $2.56 $2.51
Present Value of Terminal Value ('17) $14.48 $13.96 $13.47 $13.04 $12.57 $12.12 $11.85 $11.42 $11.02
NRGY per Unit Equity Value $17.09 $16.52 $15.98 $15.64 $15.12 $14.63 $14.45 $13.98 $13.53
56.8% 51.6% 46.6% 43.5% 38.7% 34.2% 32.6% 28.3% 24.1%
Premium / (Discount) to Pro Forma
NRGY unit price of $10.90
NRGY Discounted Cash Flow Analysis (Post-Spin)
(1)
DRAFT
EBIT – Earnings Before Interest and Taxes
EBITDA – Earnings Before Interest, Taxes, Depreciation and Amortization
Note: Assumes midpoint convention to discount projection period free cash flow
(1) Per NRGY management; assumes no drop down of NRGY’s operating assets to NRGM, acquisition of CMLP’s GP & IDRs or NRGM / CMLP merger
Financial Projections
Fiscal Year-Ending September 30,
Free Cash Flow 2014E 2015E 2016E 2017E
EBITDA $107.2 $126.7 $141.6 $153.2
Less: Interest Expense (net) (16.3) (20.4) (22.2) (22.0)
Less: Maintenance Capex (4.0) (4.0) (4.0) (4.0)
Total Distributable Cash Flow $87.0 $102.4 $115.5 $127.3
Coverage Ratio 1.05x 1.05x 1.05x 1.05x
Total Distributions paid to LPs $82.8 $97.5 $110.0 $121.2
Average Common Units Outstanding 131.750 131.750 131.750 131.750
Paid Distributions per LP Unit $0.63 $0.74 $0.83 $0.92

Step 3: NRGY Acquires Crestwood’s GP & IDRs, NRGY Acquires CMLP Units from Crestwood Holdings SECTION 4 DRAFT

Step 3: Transaction Step Summary
(1)(2)(3)
DRAFT
NRGY Acquires CMLP General Partner, IDRs, and
Some Portion of Crestwood Holdings’ Interest in
CMLP (or Pro Forma NRGM Units)
(4)
in Exchange for
NRGY Units (Debt Free)
3
Key Considerations
Purchase price is $450 million and will be structured as an asset deal
Pro forma NRGY will own its legacy operating assets, NRGM IDRs,
CMLP IDRs and some CMLP units
Pro forma NRGY unit price (post-distribution of NRGM stake) will be calculated based on the 20-day average of the NRGY and NRGM unit prices to determine the number of NRGY units to be issued to
Crestwood Holdings
Crestwood will own 29% of pro forma NRGY
Crestwood Holdings will have the option to acquire additional NRGY units (or pro forma NRGM units) in exchange for CMLP units to target a 29% ownership stake in NRGY
No unit holder vote required by either party to approve the transaction
Timing to complete expected to be less than one month
GP Control
NRGY
NRGY Operating
Assets
100% Interest
LP Interest,
GP Control
+ IDRs
NRGM
Source: SEC Filings, company investor presentations and Capital IQ
(1) Assumes dropdown of remaining operating assets from NRGY to NRGM does not occur prior to illustrative transaction
(2) Steps 1-4 are assumed to occur simultaneously
(3) Step 4 (Merger of NRGM and CMLP) not a condition for closing of Step 3 (NRGY acquisition of CMLP general partner IDRs and portion of CMLP LP interest from Crestwood Holdings)
(4) Determination of units to be made at Crestwood’s discretion; pricing to be determined at time of transaction
NRGY Public
Unitholders
Crestwood
Holdings LLC
CMLP
CMLP Public
Unitholders
LP Interest,
GP Control
+ IDRs
LP Interest
Crestwood
Holdings Partners

Opportunity to become a pure-play GP with anticipated
drop-down of remaining operating assets at NRGY to pro
forma partnership
Future potential to warehouse additional development
assets before contributing to pro forma partnership
Strong private equity partner in First Reserve that is
capable of supporting the continued growth of the
business
Publicly-held units provide access to capital and currency
for future acquisitions
Enhanced, experienced management teams
Step 3: Deal Mechanics & Strategic Rationale
DRAFT
Strategic Rationale Deal Mechanics
Step #3A: NRGY Acquires Crestwood's GP & IDRs
CMLP GP Purchase Price $450.0
NRGY Pro Forma Unit Price (Post-Spin) $10.97
NRGY Units Issued to Crestwood Holdings for GP & IDRs 41.032
Step #3B: NRGY Acquires CMLP Units from Crestwood Holdings
Crestwood Holdings Target Interest in Pro Forma NRGY 29.0%
NRGY Current Units Outstanding 131.750
Target NRGY Units Issued 53.813
Less: NRGY Units Issued for GP & IDRs (41.032)
Additional NRGY Units Issued to Crestwood Holdings 12.781
NRGY Pro Forma Unit Price (Post-Spin) $10.97
Value of Additional NRGY Units Issue to Crestwood Holdings $140.2
CMLP Current Unit Price $24.21
CMLP Units Acquired from Crestwood Holdings (at market) 5.791
Summary of Units Issued:
Total NRGY Units Issued to Crestwood Holders: 53.813
Total CMLP Units Acquired by NRGY: 5.791

DRAFT
NRGY Unitholder Composition – Status Quo & Pro Forma for Step 3
Source: SEC Filings and Capital IQ
(1) Pro forma for NRGY acquisition of Crestwood GP and NRGY acquiring CMLP units from Crestwood Holdings
Status Quo
Pro Forma
(1)
# Investor Ownership (%) Ownership (%)
1. Crestwood Holdings NA 29.0%
2. John J. Sherman 14.5% 10.3%
3. Neuberger Berman LLC 9.8% 7.0%
4. Kayne Anderson Capital Advisors, L.P. 6.4% 4.6%
5. Advisory Research, Inc. 4.2% 3.0%
6. Cushing MLP Asset Management, LP 2.8% 2.0%
7. UBS Global Asset Management 2.0% 1.4%
8. William C. Gautreaux 1.9% 1.3%
9. Phillip L. Elbert 1.6% 1.1%
10. Merrill Lynch & Co. Inc., Asset Management 1.4% 1.0%
11. Invesco Ltd. 1.4% 1.0%
12. ClearBridge Investments, LLC 1.3% 0.9%
13. Morgan Stanley Investment Management Inc. 1.2% 0.9%
14. Commerce Investment Advisors, Inc. 0.8% 0.6%
15. Credit Suisse, Investment Banking and Securities Investments 0.8% 0.5%
16. All Others 49.9% 35.4%
100.0% 100.0%
NRGY Unitholder Summary

Crestwood Financial Projections Assuming NRGM / CMLP Merger is Completed
Source: SEC Filings, company investor presentations and Capital IQ
(1) Per CMLP splits and coverage ratio
(2) Per NRGM splits and coverage ratio
($ in millions)
DRAFT
Base Case Downside Case
2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E
Stand Alone CMLP
Revenue $283.4 $351.1 $391.7 $429.8 $266.0 $287.1 $305.5 $322.2
EBITDA $201.1 $262.4 $298.5 $332.4 $184.2 $201.5 $217.3 $231.3
Less: Interest Expense ($48.9) ($62.2) ($67.2) ($72.7) ($48.4) ($60.5) ($64.4) ($68.3)
Less: Maintenance Capex ($7.9) ($7.6) ($8.6) ($11.1) ($7.9) ($7.6) ($8.6) ($11.1)
Plus: Non-cash Compensation $4.3 $4.7 $4.9 $5.1 $4.3 $4.7 $4.9 $5.1
Distributable Cash Flow $148.5 $197.3 $227.6 $253.7 $132.2 $138.2 $149.2 $157.0
CMLP Coverage Ratio Assumptions 0.97x 1.05x 1.05x 1.05x 0.92x 0.94x 1.01x 1.05x
To LP Unit Holders
(1)
125.2 144.0 158.4 170.8 120.1 123.6 123.6 125.1
To GP for IDRs
(1)
28.1 44.0 58.4 70.8 22.9 23.6 23.6 25.1
Total Cash Distributions Paid $153.3 $187.9 $216.7 $241.6 $143.0 $147.1 $147.1 $150.1
Merger Adjustments to Pro Forma Distributable Cash Flow
Stand Alone Distributable Cash Flow $148.5 $197.3 $227.6 $253.7 $132.2 $138.2 $149.2 $157.0
Less: Non-cash Compensation (4.3) (4.7) (4.9) (5.1) (4.3) (4.7) (4.9) (5.1)
Less Interest Expense 1.8 10.7 14.1 15.4 1.2 9.6 12.8 13.4
Synergies 5.0 10.0 15.0 15.0 5.0 10.0 15.0 15.0
Pro Forma Distributable Cash Flow
(1)
$151.0 $213.3 $251.8 $279.0 $134.2 $153.2 $172.2 $180.4
Pro Forma NRGM Implied Coverage Ratio Assumptions 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x
To LP Unit Holders
(2)
121.0 153.1 172.3 185.0 112.8 124.1 133.9 137.4
To GP for IDRs
(2)
23.0 50.0 67.5 80.8 15.0 21.7 30.1 34.4
Pro Forma Total Cash Distributions Paid $143.9 $203.1 $239.7 $265.7 $127.7 $145.8 $163.9 $171.8

Base Case

Downside Case

SunTrust Robinson Humphrey

Crestwood GP & IDR Valuation Summary (Merger of NRGM / CMLP Completed)
DRAFT
Source: Company management
(Dollars in millions)
Selected Transactions:
Public Comparables:
Selected Transactions:
Public Comparables:
Financial Metric Statistic Implied Multiple Enterprise Value Reference Range
2014E Yield (base) $23.0 Million 4.0% - 3.0%
2014E GP Distributions (base) $23.0 Million 18.0x - 22.0x
Discounted Cash Flow (base)
2014E Yield (downside) $15.0 Million 4.0% - 3.0%
2014E GP Distributions (downside) $15.0 Million 18.0x - 22.0x
Discounted Cash Flow (downside)
$504
$270
$375
$1,168
$414
$575
$641
$330
$500
$1,489
$506
$767
$200 $450 $700 $950 $1,200 $1,450 $1,700
Discount Rate: 8.0% - 10.0%
Terminal Multiple: 18.0x - 22.0x
Discount Rate: 8.0% - 10.0%
Terminal Multiple: 18.0x - 22.0x

KINDER MORGAN
Williams
Spectra Energy
ONEOK
INERGY

ENERGY TRANSFER
TARGA
Atlas Energy, Inc.
CROSSTEX
NuStar

SunTrust Robinson Humphrey

3.9%
3.6%
3.9%
2.8%
4.4%
4.4%
3.0%
2.4%
2.6%
7.0%
ETE TRGP ATLS XTXI NSH
Selected GP Yield Analysis
DRAFT
Pure Play GP Mean: 3.9%
Pure Play GP Mean (Excluding NSH): 3.1%
Pure Play GP: Yields
EV:
(1)
Market Cap:
$52.8BN
$16.5BN
$6.8BN
$2.8BN
$6.3BN
$2.7BN
$2.7BN
$891MM
$1.3BN
$1.3BN
Source: Capital IQ, SEC filings and company press releases
Note: Market cap based on closing share price as of 4/26/2013
(1) Enterprise value includes debt consolidated from respective underlying MLPs
(2) Pro forma NRGY yield post-spin of NRGM units
GPs with Assets: Yields
EV:
(1)
Market Cap:
$34.8BN
$21.0BN
$38.8BN
$26.2BN
$84.2BN
$40.3BN
$19.4BN
$10.6BN
Pro Forma
GPs with Assets  Mean: 3.6%
(2)
$2.7BN
$1.4BN

Selected Transaction Analysis
DRAFT
GP Value /
Stake Implied LQA GP NTM GP
Date Buyer Seller MLP Acquired GP Value Cash Flow Cash Flow
12/11/12
Williams Companies, Inc.
Global Infrastructure Partners Access Midstream Partners, L.P. 50% $1,443.3 NA 15.9x
6/8/12 Global Infrastructure Partners Chesapeake Energy Corporation Access Midstream Partners, L.P. 50% 646.8 NA 23.0x
3/13/11 Kirby Corporation K-Sea General Partner GP LLC K-Sea Transportation Partners L.P. 100% 19.6 NA NA
12/28/10 Genesis Energy LP Genesis Energy, Inc. Genesis Energy LP 100% 670.0 19.7x 25.0x
12/10/10 Plains All American Pipeline, L.P. Vulcan Energy Corp. Plains All American Pipeline, L.P. 50% NA NA NA
9/21/10
Penn Virginia Resource Partners LP
Penn Virginia GP Holdings LP Penn Virginia Resource Partners LP 100% 467.1 17.8x 17.8x
9/7/10
Enterprise Products Partners L.P.
Enterprise GP Holdings L.P. Enterprise Products Partners L.P. 100% 5,766.4 22.4x 18.9x
8/9/10
Inergy, L.P.
Inergy Holdings, L.P. Inergy, L.P. 100% 1,863.5 25.2x 22.4x
6/10/10 Buckeye Partners, L.P. Buckeye GP Holdings L.P. Buckeye Partners, L.P. 100% 1,131.8 22.6x 21.3x
5/11/10
Energy Transfer Equity, L.P.
GE Energy Financial Services Regency Energy Partners LP 100% 300.0 47.6x 34.9x
12/17/09 Quintana Capital Group, L.P. Denbury Resources Inc. Genesis Energy LP 100% 85.0 11.5x 7.5x
3/3/09 Magellan Midstream Partners LP Magellan Midstream Holdings, L.P. Magellan Midstream Partners LP 100% 1,152.5 12.6x 12.3x
9/5/07
MarkWest Energy Partners, L.P.
MWP Management MarkWest Energy Partners, L.P. 100% 576.5 23.5x 18.1x
6/17/07
GE Energy Financial Services
HM Capital Partners LLC Regency Energy Partners LP 91% 76.8 65.7x * 48.0x*
5/7/07
Enterprise GP Holdings L.P.
Eastern Printing Public Company Limited TEPPCO Partners, L.P. 100% 913.0 19.4x 18.4x
4/3/07 ArcLight / Kelso & Co. / Lehman Carlyle Riverstone Buckeye Partners, L.P. 63% 659.4 24.2x NA
7/27/06 Suburban Propane Partners, L.P. S P H Management Pty Ltd Suburban Propane Partners, L.P. 100% 75.7 21.5x 19.4x
6/11/06 Plains All American Pipeline, L.P. LB Pacific L.P. Pacific Energy Partners LP 100% 366.3 186.1x* 62.1x*
Mean (All)
89.1% $953.8 22.3x 19.6x
Median (All)
100.0% $646.8 22.0x 18.9x
High (All)
100.0% $5,766.4 47.6x 34.9x
Low (All) 50.0% $19.6 11.5x 7.5x
Mean (2010 - Current) 86.4% $1,367.6 25.9x 22.4x
Median (2010 - Current)
100.0% $670.0 22.5x 21.8x
High (2010 - Current)
100.0% $5,766.4 47.6x 34.9x
Low (2010 - Current) 50.0% $19.6 17.8x 15.9x
* Excluded from mean and median calculations
Source: Company filings, CapitalIQ, SNL Financial, STRH estimates
(1) Based on consensus research estimates for transaction value and 2014E GP cash flows. On Dec 11, 2012 ACMP announced plans to purchase $2.16B of midstream assets from CHK increasing 2013E projected GP cash flow
(2) Price does not include offered value for LP units owned
(3) 8.00% annual coupon based on liquidation preference amount; Mandatory conversion in 4 years into ETE units, or 50% ETE units and 50% cash at ETE’s option; ETE may redeem the preferred units for cash after 3 yrs
(4) MarkWest Hydrocarbon owned 4.9MM MWE common units included in the trasaction ($32/unit); total transaction size of $734.6MM, MWP held 89.7% of the MWE IDRs sold at a muliple of 17.9x, management sold the remaining 10.7% of MWE IDRs in a separate transaction for $74MM with an implied 20.0x multiple
(5) GE EFS acquired 91% of GP interest and 17,763,809 units for $603MM (purchase price net of units valued at $30/unit on transaction date)
(6) EPE acquired the GP interest in TEPPCO and 4.4MM units ($45.17/unit, $199MM in total) for $1.1BN
(7) Plains acquired GP interest, 2.6MM common and 7.8MM subordinated units ($35.49/unit, $371.4MM in total) for $700MM
(1)
(2)
(3)
(2)
(3)
(4)
(5)
(6)
(7)

Base Case Downside Case
2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E
NRGY Stand Alone DCF $87.0 $102.4 $115.5 $127.3 $87.0 $102.4 $115.5 $127.3
Incremental DCF from CMLP GP Distributions 23.0 50.0 67.5 80.7 $15.0 $21.8 $30.1 $34.4
Incremental DCF from CMLP LP Distributions 10.9 12.1 12.9 13.6 $10.5 $11.0 $11.4 $11.9
Incremental Interest Savings (Expense) 0.1 0.3 0.5 0.6 $0.1 $0.2 $0.3 $0.4
Pro Forma NRGY DCF $120.9 $164.7 $196.3 $222.3 $112.6 $135.3 $157.3 $173.9
NRGY Coverage Ratio Assumptions 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x
Total Cash Distributions Paid to LP Unit Holders $115.1 $156.9 $186.9 $211.7 $107.3 $128.9 $149.8 $165.6
Distributions Per Pro Forma LP Unit $0.62 $0.85 $1.01 $1.14 $0.58 $0.69 $0.81 $0.89
Stand Alone NRGY LP Distribution / Unit $0.63 $0.74 $0.83 $0.92 $0.63 $0.74 $0.83 $0.92
$ Accretion / Dilution ($0.01) $0.11 $0.18 $0.22 ($0.05) ($0.05) ($0.02) ($0.03)
% Accretion / Dilution (1.3%) 14.2% 20.6% 24.0% (8.0%) (6.1%) (3.3%) (3.0%)
NRGY Accretion / Dilution from the Acquisition (Merger of NRGM / CMLP Completed)
Source: SEC Filings, company investor presentations and Capital IQ
DRAFT
($ in millions, except per share amounts)

2014E 2015E 2016E 2017E
Pro Forma NRGY LP Distributions per Unit (Base Case) $0.62 $0.85 $1.01 $1.14
Units Issued 41.032 41.032 41.032 41.032
Incremental Distributions for NRGY Units Issued ($25.4) ($34.9) ($41.4) ($46.8)
Cash Flow Distributions Received from CMLP IDRs $23.0 $50.0 $67.5 $80.7
Difference (Base Case) ($2.4) $15.1 $26.1 $33.9
% Change (9.6%) 43.4% 62.9% 72.5%
“Has - Gets” Analysis for Step 3
Source: SEC Filings, company investor presentations and Capital IQ
(1) Excludes potential for additional shares issued to provide Crestwood Holdings with a 29.0% pro forma ownership of NRGY
DRAFT
Transaction Overview Current
Transaction Price $450.0
Pro Forma NRGY Unit Price $10.97
Pro Forma NRGY Units Issued (1) 41.032
CMLP Base Case Projections (NRGM and CMLP Merger Occurs)
($ in millions, except per share amounts)
CMLP Downside Case Projections (NRGM and CMLP Merger Occurs)
2014E 2015E 2016E 2017E
Pro Forma NRGY LP Distributions per Unit (Downside Case) $0.61 $0.73 $0.85 $0.94
Units Issued 41.032 41.032 41.032 41.032
Incremental Distributions for NRGY Units Issued ($25.0) ($30.0) ($34.9) ($38.6)
Cash Flow Distributions Received from CMLP IDRs $15.0 $21.8 $30.1 $34.4
Difference (Downside Case) ($10.0) ($8.2) ($4.8) ($4.2)
% Change (40.1%) (27.2%) (13.7%) (10.8%)

Step 4: NRGM Merges with CMLP SECTION 5 DRAFT

NRGY Public
Unitholders
Step 4: Transaction Step Summary
(1)(2)(3)
DRAFT
NRGM Acquires CMLP from Crestwood Holdings and
Public Unitholders in a Unit-for-Unit Exchange Plus a
One-Time Cash Payment
4
Key Considerations
Pro forma NRGM will own legacy operating assets of NRGM and
CMLP
Assuming a 5% premium to the 20-day VWAP average unit price of
CMLP and the 20-day VWAP average unit price of NRGM, each unit of CMLP will receive 1.067x units of NRGM
CMLP unitholders will own 14.7% of NRGM
Exchange ratio determines relative ownership
Pro forma capital structure at NRGM (impact on legacy debt at NRGM and CMLP)
Unit holder vote required for CMLP (but not for NRGM) to approve the transaction
Transaction #4 is not contingent upon the other transactions described in Steps 1 – 3
Timing to complete expected to be approximately 4 months
CMLP Public
Unitholders
LP Interest +
GP Control
NRGY
NRGM
Operating Assets
100% Interest
GP Control
+ IDRs
LP Interest
NRGM
LP Interest
LP Interest,
GP Control
+ IDRs
Source: SEC Filings, company investor presentations and Capital IQ
(1) Assumes dropdown of remaining operating assets from NRGY to NRGM does not occur prior to illustrative transaction
(2) Steps 1-4 are assumed to occur simultaneously
(3) Step 4 (Merger of NRGM and CMLP) not a condition for closing of Step 3 (NRGY acquisition of CMLP general partner IDRs and portion of CMLP LP interest from Crestwood Holdings)
Crestwood
Holdings LLC
Crestwood
Holdings Partners
CMLP

Step 4: NRGM Merges with CMLP
CMLP Current Unit Price
(1)
$24.21
Offer Premium 5.0%
Offer Price Per CMLP Unit $25.42
CMLP Total Units Outstanding 60.578
Equity Offer Value for CMLP
(1)
$1,539.6
NRGM Current Unit Price $23.81
NRGM Units Issued 64.653
Implied Merger Exchange Ratio 1.067x
Beginning CMLP Units Owned by Crestwood Holdings 26.494
Less: CMLP Units Acquired by NRGY (5.791)
Pro Forma CMLP Units Owned by Crestwood Holdings 20.703
CMLP Units "Owned" by NRGY 5.791
Merger Exchange Ratio 1.067x
NRGM Units Issued to NRGY for Merger 6.180
NRGM Special Cash Distribution to CMLP
Cash Payment for Special Distribution $25.0
CMLP Units Outstanding 60.578
Special Distribution to CMLP Unitholder $0.41
Implied Premium to Current CMLP Unit Price 1.70%
Portion of Special Distribution to NRGY $2.4
Merger of NRGM and CMLP (“MLP Merger”)
Increases scale and asset diversification with midstream
assets in most U.S. shale plays
Complementary union of gathering and processing assets
with storage, pipeline, and NGL assets
Improved access to capital and ability to participate in
larger projects due to scale and scope
Fee-based income and contracted cash flows help
mitigate commodity price exposure
Ongoing growth support from three active avenues,
organic projects, acquisitions and drop-downs from GP
Enhanced, experienced management teams
Combined company would have more than $400 million of
EBITDA with forecasted growth to more than $500 million
Step 4: Deal Mechanics & Strategic Rationale
DRAFT
Strategic Rationale Deal Mechanics
Note: Market data as of 4/19/2013
(1) Based on 20-day VWAP as of 4/19/2013 per Bloomberg
Source: Project intrepid 4/24/2013 discussion materials

Pro Forma Map of Operations
DRAFT
Marcellus Shale:
>136,000 acres
20 year contracts
ROFO on Antero’s Western
Haynesville Shale:
>20,000 acres
5-10 year contracts
Avalon Shale:
55,000 acres
5 year contracts
Granite Wash:
>13,000 acres
10-13 year contracts
Inergy Assets Crestwood Assets
Fayetteville Shale:
>100,000 acres
15 year contracts
Barnett Shale:
>140,000 acres
10-20 year contracts
rich gas AOD
CMLP Areas with Existing Assets and
Operations
CMLP Areas with Greenfield or
Development Projects being Evaluated
Thomas Corners: 5.7 Bcf operational working
gas capacity
Steuben: 6.2 Bcf working gas capacity
Seneca Lake: 1.5 Bcf working gas capacity
Tres Palacios: 38.4 Bcf working gas capacity
Bath Facility: 1.5 MMBbl of NGL underground
storage
Watkins Glen Project: Developing 2.1 MMBbl
of underground NGL storage
West Coast Midstream: 25,000 mcfd natural
gas processing
COLT Hub: 120,000 BPD rail loading capacity,
720,000 Bbl crude oil storage capacity
Stagecoach: 26.3 Bcf working gas capacity

# Investor Ownership (%) Position (Units)
1. Crestwood Holdings 44.2% 26,494,000
2. Kayne Anderson Capital Advisors, L.P. 11.7% 7,033,731
3. Tortoise Capital Advisors L.L.C. 8.9% 5,316,930
4. ClearBridge Investments, LLC 4.1% 2,481,349
5. Center Coast Capital Advisors, LP 4.1% 2,463,613
6. Liberty Street Advisors, Inc. 3.5% 2,095,514
7. Guggenheim Partners, LLC 1.4% 835,511
8. The Northwestern Mutual Life Insurance Company, Asset Management Arm 1.2% 707,335
9. Tiverton Asset Management Llc 1.0% 600,000
10. Invesco Ltd. (NYSE:IVZ) 1.0% 577,663
11. JPMorgan Chase & Co, Private Banking and Investment Banking Investments 0.9% 512,084
12. UBS Global Asset Management 0.5% 301,059
13. KA First Reserve, LLC 0.5% 295,806
14. Third Security, LLC 0.4% 266,000
15. Fiduciary Asset Management, LLC 0.3% 162,013
16. All Others 16.3% 9,786,885
100.0% 59,929,493
# Investor Ownership (%) Position (Units)
1. Inergy, L.P. (NYSE:NRGY) 65.7% 56,398,707
2. Kayne Anderson Capital Advisors, L.P. 10.1% 8,657,629
3. Neuberger Berman LLC 4.3% 3,720,166
4. Tortoise Capital Advisors L.L.C. 3.6% 3,123,176
5. Eagle Global Advisors, LLC 2.2% 1,894,945
6. OppenheimerFunds, Inc. 1.9% 1,617,827
7. OFI SteelPath, Inc. 1.9% 1,600,605
8. Fiduciary Asset Management, LLC 1.2% 1,010,101
9. Nationwide Asset Management LLC. 1.1% 952,381
10. Advisory Research, Inc. 1.1% 929,260
11. Magnetar Capital, LLC 1.0% 833,333
12. Guggenheim Partners, LLC 0.8% 693,790
13. Fidelity Investments 0.7% 603,900
14. Mason Street Advisors, LLC 0.6% 490,174
15. Credit Suisse, Investment Banking and Securities Investments 0.3% 246,545
16. All Others 3.6% 3,102,176
100.0% 85,874,715
DRAFT
NRGM and CMLP Unitholder Composition
Source: SEC Filings and Capital IQ
NRGM Stockholder Composition
CMLP Stockholder Composition
Shading Indicates Investors with holdings of both NRGM and CMLP
Top 3:
64.8% ownership
Top 10:
81.1% ownership
Top 3:
80.1% ownership
Top 10:
93.0% ownership

DRAFT
Pro Forma NRGM Ownership
Source: SEC Filings and Capital IQ
Note: Share prices as of 4/26/2013 close
(1) Shareholders of NRGY will be distributed a pro rata portion of 56,398,707 NRGM shares based on their ownership of NRGY
(2) Consists of units controlled by First Reserve and CMLP management
(3) Shares acquired by NRGY in connection with Step 3B (5.791MM units acquired from Crestwood Holdings at market value); converted to NRGM shares @ 1.067x
(1)
(2)
(3)
Top 7:
51.9 % ownership
NRGM Standalone Adjustment for NRGY Adjustment for Merger Pro Forma NRGM
# Investor Position (Units) Distribution of NRGM Stake with CMLP @ 1.067x Position (Units) Ownership (%)
1. Crestwood Holdings 0 0 22,090,101 22,090,101 14.7%
2. Kayne Anderson Capital Advisors, L.P. 8,657,629 3,634,243 7,504,991 19,796,863 13.2%
3. Neuberger Berman LLC 3,720,166 5,548,192 0 9,268,358 6.2%
4. Tortoise Capital Advisors L.L.C. 3,123,176 42,017 5,673,164 8,838,358 5.9%
5. John J. Sherman 0 8,210,898 0 8,210,898 5.5%
6. Inergy, L.P. (NYSE:NRGY) 56,398,707 (56,398,707) 6,178,997 6,178,997 4.1%
7. ClearBridge Investments, LLC 0 729,110 2,647,599 3,376,709 2.3%
8. Center Coast Capital Advisors, LP 0 0 2,628,675 2,628,675 1.8%
9. Advisory Research, Inc. 0 2,377,038 0 2,377,038 1.6%
10. Eagle Global Advisors, LLC 1,894,945 0 10,969 1,905,914 1.3%
11. OppenheimerFunds, Inc. 1,617,827 0 0 1,617,827 1.1%
12. OFI SteelPath, Inc. 1,600,605 6,251 0 1,606,856 1.1%
13. Fiduciary Asset Management, LLC 1,010,101 0 172,868 1,182,969 0.8%
14. Nationwide Asset Management LLC. 952,381 0 0 952,381 0.6%
15. All Others 6,899,178 35,850,957 17,037,405 59,787,540 39.9%
Total 85,874,715 149,819,484 100.0%

Comparison of Standalone Financial Projections Summary: Base Case
DRAFT
($ in millions, except per share amounts)
Source: Company management
(1) CAGR represents annualized growth rate from 2014E through 2017E
NRGM CMLP
FYE September 30, Calendarized to FYE September 30,
2014E 2015E 2016E 2017E CAGR
(1)
2014E 2015E 2016E 2017E CAGR
(1)
Total Adjusted EBITDA (Mgmt) $223.5 $242.7 $260.9 $287.5 8.8% $201.1 $262.4 $298.5 $332.4 18.2%
Interest Expense (Net) ($42.9) ($50.8) ($55.4) ($59.9) ($48.9) ($62.2) ($67.2) ($72.7)
Maintenance Capex (7.0) (7.8) (8.2) (8.6) (7.9) (7.6) (8.6) (11.1)
Non-Cash Compenstaion 0.0 0.0 0.0 0.0 4.3 4.7 4.9 5.1
Total Distributable Cash Flow (To All) $173.6 $184.0 $197.2 $219.0 8.1% $148.5 $197.3 $227.6 $253.7 19.5%
Distribution Coverage Ratio 1.05x 1.05x 1.05x 1.05x 0.97x 1.05x 1.05x 1.05x
Distributions Paid to LPs $146.2 $151.2 $159.6 $172.1 5.6% $125.2 $144.0 $158.4 $170.8 10.9%
Distributions Paid to GP 19.1 24.1 28.2 36.4 24.0% 28.1 44.0 58.4 70.8 36.1%
Total Distributions Paid $165.4 $175.3 $187.9 $208.6 8.0% $153.3 $187.9 $216.7 $241.6 16.4%
Beginning Common Units 85.903 85.903 85.903 91.656 N/A N/A N/A N/A
New Units Issued 0.000 0.000 5.753 0.000 N/A N/A N/A N/A
Ending Common Units 85.903 85.903 91.656 91.656 N/A N/A N/A N/A
Average Common Units Outstanding 85.903 85.903 88.779 91.656 60.540 60.578 60.578 60.578
Distributable Cash Flow Paid Per LP Unit $1.70 $1.76 $1.80 $1.88 3.4% $2.13 $2.38 $2.61 $2.82 9.8%

Comparison of Standalone Financial Projections Summary: Downside Case
DRAFT
($ in millions, except per share amounts)
Source: Company management
(1) CAGR represents annualized growth rate from 2014E through 2017E
NRGM CMLP
FYE September 30, Calendarized to FYE September 30,
2014E 2015E 2016E 2017E CAGR
(1)
2014E 2015E 2016E 2017E CAGR
(1)
Total Adjusted EBITDA (Mgmt) $223.5 $242.7 $260.9 $287.5 8.8% $184.2 $201.5 $217.3 $231.3 7.9%
Interest Expense (Net) ($42.9) ($50.8) ($55.4) ($59.9) ($48.4) ($60.5) ($64.4) ($68.3)
Maintenance Capex (7.0) (7.8) (8.2) (8.6) (7.9) (7.6) (8.6) (11.1)
Non-Cash Compenstaion 0.0 0.0 0.0 0.0 4.3 4.7 4.9 5.1
Total Distributable Cash Flow (To All) $173.6 $184.0 $197.2 $219.0 8.1% $132.2 $138.2 $149.2 $157.0 5.9%
Distribution Coverage Ratio 1.05x 1.05x 1.05x 1.05x 0.92x 0.94x 1.01x 1.05x
Distributions Paid to LPs $146.2 $151.2 $159.6 $172.1 5.6% $120.1 $123.6 $123.6 $125.1 1.4%
Distributions Paid to GP 19.1 24.1 28.2 36.4 24.0% 22.9 23.6 23.6 25.1 3.1%
Total Distributions Paid $165.4 $175.3 $187.9 $208.6 8.0% $143.0 $147.1 $147.1 $150.1 1.6%
Beginning Common Units 85.903 85.903 85.903 91.656 N/A N/A N/A N/A
New Units Issued 0.000 0.000 5.753 0.000 N/A N/A N/A N/A
Ending Common Units 85.903 85.903 91.656 91.656 N/A N/A N/A N/A
Average Common Units Outstanding 85.903 85.903 88.779 91.656 60.535 60.572 60.572 60.572
Distributable Cash Flow Paid Per LP Unit $1.70 $1.76 $1.80 $1.88 3.4% $2.04 $2.04 $2.04 $2.06 0.3%

Existing and Pro Forma 2014E EBITDA Contribution
NRGY/M by Geography CMLP by Geography Pro Forma by Geography
NRGY/M by Service CMLP by Service Pro Forma by Service
Source: Inergy and Crestwood financial models; 2014E EBITDA illustrated as 12 months ending 9/30/2014 (excludes corporate level SG&A)
DRAFT
Northeast US
68%
Western US /
Various
18%
Eagle Ford
14%
Barnett
50%
Marcellus
35%
Fayetteville
11%
Granite Wash
3%
Haynesville
1%
Avalon
0%
Marcellus/Northeast
55%
Barnett
22%
Western US /
9%
Eagle
Ford
7%
Fayetteville
5%
Other
2%
Natural Gas and
NGL Storage
54%
Transportation
20%
NGL & Crude
Supply and
Logistics
18%
Salt
8%
Gathering &
Processing
93%
Compression
7%
Gathering &
Processing
45%
Natural Gas and
NGL Storage
28%
Transportation
10%
NGL & Crude
Supply and
Logistics
10%
Compression
3%
Salt
4%
Various

EV / FY2014E EBITDA $19.41 - $24.62 $23.72 - $30.48 1.267x
Current Yield $26.33 - $31.60 $29.14 - $34.00 1.107x
EV / FY2014E EBITDA $19.41 - $24.62 $22.03 - $28.79 1.189x
DCF Analysis $24.26 - $29.16 $28.23 - $32.76 1.159x
0.968x
0.895x
0.922x
0.964x
1.351x
1.483x
1.291x
1.570x
0.500x 0.750x 1.000x 1.250x 1.500x 1.750x 2.000x 2.250x
Average
Metric Exchange
Financial Metric NRGM CMLP Ratio
52-Week High/Low (Closing) $18.31 - $25.32 $19.90 - $29.12 1.188x
0.786x 1.590x
Source: Capital IQ, Thomson ONE, NRGY management\
(1) No particular weight given to any analysis
Exchange Ratio Summary: Base Case
(1)
DRAFT
Public
Comparables
DCF Analysis
Selected
Transactions
Transaction Exchange Ratio: 1.067x
52-Wk Range

Average
Metric Exchange
Financial Metric NRGM CMLP Ratio
52-Week High/Low (Closing) $18.31 - $25.32 $19.90 - $29.12 1.188x
0.786x 1.590x
EV / FY2014E EBITDA $19.41 - $24.62 $20.88 - $27.07 1.121x
Current Yield $26.33 - $31.60 $29.14 - $34.00 1.107x
EV / FY2014E EBITDA $19.41 - $24.62 $19.33 - $25.52 1.050x
DCF Analysis $24.26 - $29.16 $21.43 - $24.77 0.878x
0.735x
0.785x
0.922x
0.848x
1.021x
1.315x
1.291x
1.395x
0.500x 0.750x 1.000x 1.250x 1.500x 1.750x 2.000x 2.250x
Exchange Ratio Summary: Downside Case
(1)
DRAFT
Transaction Exchange Ratio: 1.067x
52-Wk Range
Public
Comparables
DCF Analysis
Selected
Transactions
Source: Capital IQ, Thomson ONE, NRGY management\
(1) No particular weight given to any analysis

Trading
Averages
CMLP / NRGM
Premium (Discount)
to Offer
(1)
Current 0.96x (9.7%)
30-Day Average: 1.03x (3.4%)
60-Day Average: 1.04x (2.9%)
90-Day Average: 1.05x (1.6%)
1-Year Average: 1.08x 1.5%
Since IPO: 1.18x 10.3%
52-week Range
NRGM
CMLP
High $25.32 $29.12
Low $18.31 $19.90
0.80x
1.05x
1.30x
1.55x
1.80x
Dec-11 Feb-12 Apr-12 Jun-12 Aug-12 Oct-12 Dec-12 Feb-13 Apr-13
Historical Exchange Ratio (Number of NRGM Units Per CMLP Unit)
Source: Capital IQ, Bloomberg and other public information
(1) 1.067x; represents a 5% premium to CMLP based on the 20-day average unit prices for NRGM and CMLP
DRAFT

Financial Metric Statistic Selected Multiple Reference Range
52-Week High/Low (Closing) $18.31 / unit - $25.32 / unit $18.31 $25.32
EV / FY2014E EBITDA $223.5 Million 12.0x - 14.0x
Current Yield $1.58 per unit 6.5% - 5.5%
EV / FY2014E EBITDA $223.5 Million 10.5x - 12.5x
DCF Analysis
Discount Rate: 8.0% -10.0%
$24.26
$19.41
$24.31
$23.32
$29.16
$24.62
$28.73
$28.52
$15 $20 $25 $30 $35
Selected
Company
Analysis
52-Wk Range
DCF Analysis
DCF – Discounted cash flow
EBITDA – Earnings Before Interest, Taxes, Depreciation and Amortization
EV – Enterprise value
(1) No particular weight given to any analysis
Note: Enterprise value assumes $680MM in net debt outstanding and 85.9 million fully diluted shares outstanding as of 12/31/2012
Source: Capital IQ, Thomson ONE, NRGY management
Summary Financial Analyses – NRGM Implied Per Unit Value
DRAFT
Selected
Transaction
Analysis
Base Case Implied Per Share Value Reference Ranges
Current Price (4/26) = $24.97/ share
Terminal Value Capitalization Rate: 7.0% - 6.0%
(1)

Market % of Distribution Market Enterprise
Price 52-week Distribution Growth Cap Value EV / EBITDA
Company Name 4/26/2013 High Yield Rate ($MMs) ($MMs) 2013E 2014E 2015E
El Paso Pipeline Partners, L.P. $42.53 95% 5.8% 21.6% $9,178 $13,310 11.4x 10.8x 10.6x
Boardwalk Pipeline Partners, LP 30.22 97% 7.0% 0.5% 6,974 10,585 13.5x 12.7x 11.6x
Spectra Energy Partners, LP 37.72 94% 5.3% 4.4% 3,909 4,984 32.5x 25.5x 28.3x
TC PipeLines, LP 46.78 93% 6.7% 1.3% 2,501 3,211 17.4x 16.2x 15.3x
PAA Natural Gas Storage, L.P. 22.56 98% 6.3% 0.0% 1,914 2,524 21.0x 19.2x 17.2x
EQT Midstream Partners, LP 43.14 99% 3.4% NA 1,502 1,702 17.1x 13.4x 9.3x
Niska Gas Storage Partners LLC 15.04 95% 9.3% 0.0% 532 1,288 9.3x 9.1x 8.9x
MEAN 96% 6.3% 4.6% $3,787 $5,372 17.5x 15.3x 14.5x
MEDIAN 95% 6.3% 0.9% $2,501 $3,211 17.1x 13.4x 11.6x
HIGH 99% 9.3% 21.6% $9,178 $13,310 32.5x 25.5x 28.3x
LOW 93% 3.4% 0.0% $532 $1,288 9.3x 9.1x 8.9x
Inergy Midstream, L.P. $24.97 99% 6.3% 6.8% $2,154 $2,834 15.5x 12.7x 11.7x
NRGM – Selected Companies Analysis
DRAFT
Source: Public Filings and other public information

Announced
Date
Buyer Seller
Transaction
Value TV / EBITDA
Assets Acquired
3/21/2013 Energy Transfer Partners, L.P. Energy Transfer Equity, L.P. $6,224.4 (1) 12.9x
ETP acquired the remaining 60% interest in ETP HoldCo from ETE. ETP HoldCo includes Panhandle Eastern
Pipeline Company, Sea Robin Pipeline Company, Southwest Gas Storage Company, Trunkline Gas Company,
Trunkline LNG Company and the retail and marketing operations of Sunoco, Inc.
10/23/2012 Spectra Energy Partners, L.P. Spectra Energy Corp. 545.0 10.9x
SEP acquired a 38.76% interest in Maritimes & Northeast Pipeline, LLC which owns a 338-mile FERC-regulated interstate natural gas transportation system which extends from the border of Canada near Baileyville, Maine to northeastern Massachusetts. M&N has deilivery capability of 0.8 Bcf/d.
8/20/2012 Tallgrass Energy Partners, LP Kinder Morgan Energy Partners, LP 3,300.0 8.4x
Tallgrass acquired a 50% interest in Rockies Express Pipeline, Kinder Morgan Interstate Gas Transmission,
Trailblazer Pipeline Company, the Casper-Douglas natural gas processing plant and West Frenchie Draw treating facilities in Wyoming from Kinder Morgan Energy Partners
8/6/2012 Kinder Morgan Energy Partners, LP Kinder Morgan, Inc. 6,220.0 8.0x
KMP acquired 100% of Tennessee Gas Pipeline and a 50% interest in El Paso Natural Gas Pipeline. TGP is a
13,900 mile pipeline system with capacity of 7.5 Bcf/d transporting gas from the Gulf Coast to the northeastern
United States; EPNG is a 10,200 mile pipeline system with capacity of 5.6 Bcf/d transporting gas from
Californian basins to other western states
5/18/2012 El Paso Pipeline Partners, L.P. El Paso Corporation 877.0 8.5x
EPB agreed to acquire the remaining 14% interest in Colorado Interstate Gas Company and all of Cheyenne
Plains Investment Company which owns Cheyenne Plains Gas Pipeline Company.
10/16/2011 Kinder Morgan, Inc. El Paso Corporation 37,467.8 11.0x
Kinder Morgan signed a definitive agreement to acquire El Paso Corp., which owns interests in 43,100 miles of natural gas pipelines as well as General Partner and Limited Partner interest in El Paso Pipeline Partners, LP.
7/5/2011 Energy Transfer Partners, L.P. Energy Transfer Equity, L.P. 1,900.0 6.3x
Energy Transfer Equity LP signed a definitive agreement to contribute to ETP by merger an indirect 50% interest in Citrus Corp., which owns 100% of Florida Gas Transmission pipeline system - a 5,500 mile interstate pipeline
5/11/2011 Spectra Energy Partners, L.P. EQT Corp. 390.0 NA
SEP acquired Big Sandy pipeline from EQT Corp. Big Sandy pipeline is a Federal Energy Regulatory
Commission (FERC) regulated natural gas pipeline system located in eastern KY. The Pipeline has 171 mmcfe/d of capacity and is approximately 70 miles in length
4/26/2011 Atlas Pipeline Partners L.P. Buckeye Partners, L.P. 85.0 NA
Acquired 20% interest in West Texas LPG Pipeline Limited Partnership, which owns a 2,295-mile common-
carrier pipeline system that transports NGLs from New Mexico and Texas to Mont Belvieu for fractionation
4/26/2011 TC PipeLines, LP TransCanada Corporation 605.0 10.1x
Acquired a 25% interest in both Gas Transmission Northwest LLC, a 1,353 mile natural gas transmission system that transports natural gas to third party pipelines in Washington, Oregon, and California and Bison Pipeline LLC,
a new 303-mile natural gas pipeline connecting Rocky Mountain gas supply to downstream markets via the
Northern Border pipeline system
4/21/2011 Williams Partners, L.P. Williams Companies, Inc. 330.0 NA
Additional 24.5% interest in the Gulfstream interstate gas pipeline system, a 745-mile interstate gas pipeline system that extends from the Mobile Bay area to markets in Florida
3/22/2011
Energy Transfer Partners (70%); Regency Energy
Partners (30%)
Louis Dreyfus Highbridge Energy LLC 1,925.0 12.3x
Acquired LDH Energy Asset Holdings LLC, which owns and operates a NGL, storage, fractionation and transportation business
3/7/2011 El Paso Pipeline Partners, L.P. El Paso Corporation 787.4 9.2x Additional 22% interest in 7,600 miles of pipeline, 3,700 MMcf/d capacity and 60 Bcf of storage capacity
1/10/2011 Western Gas Partners, L.P. EnCana Corp.; EnCana Oil & Gas (USA) Inc. 303.0 9.3x
Fort Lupton natural gas processing plant in CO; plant processes ~84 Mmcfe/d and includes five natural gas gathering pipeline systems and associated compression facilities; contract includes 3,500 b/d of NGLs extraction from plant until close
1/4/2011 MarkWest Energy Partners, L.P. EQT Corp. 230.0 NA
Langley, KY natural gas processing complex and associated NGL pipeline; assets include 100 Mmcfe/d cryogenic processing plant, 75 Mmcfe/d refrigeration processing plant and ~28,000 horsepower of compression
12/17/2010 Chesapeake Midstream Partners, L.P. Chesapeake Energy Corp. 500.0 11.9x Springridge system, which consists of 220 miles of gathering pipeline in Caddo and De Soto Parishes, Louisiana
11/30/2010 Spectra Energy Partners, L.P. Spectra Energy Corp. 330.0 5.6x
Acquired a 24.5% interest in Gulfstream Natural Gas System, a 745-mile natural gas transportation system extending from Pascagoula, MS and Mobile, AL across the Gulf of Mexico into FL with a market delivery capability of 1.26 Bcf/d
Mean $3,648.2 9.6x
Median $605.0 9.3x
NRGM – Selected Transactions Analysis
DRAFT
Source: Capital IQ, Thomson One, Public Filings and other public information
(1) Includes proportional ETP HoldCo debt.

Discounted Cash Flow Analysis
Terminal Value Capitalization Rate 7.0% 6.5% 6.0%
Discount Rate 8.0% 9.0% 10.0% 8.0% 9.0% 10.0% 8.0% 9.0% 10.0%
Discounted LP Distributions ('14 - '17) $6.12 $6.02 $5.91 $6.12 $6.02 $5.91 $6.12 $6.02 $5.91
Present Value of Terminal Value ('17) $19.74 $19.03 $18.34 $21.26 $20.49 $19.75 $23.03 $22.20 $21.40
Implied Price / Unit $25.87 $25.04 $24.26 $27.38 $26.51 $25.67 $29.16 $28.21 $27.31
Financial Projections
Fiscal Year-Ending September 30,
2014E 2015E 2016E 2017E
EBITDA $223.5 $242.7 $260.9 $287.5
Less: Interest Expense (net) (42.9) (50.8) (55.4) (59.9)
Less: Maintenance Capex (7.0) (7.8) (8.2) (8.6)
Total Distributable Cash Flow $173.6 $184.0 $197.2 $219.0
Coverage Ratio 1.05x 1.05x 1.05x 1.05x
Total Distributions paid to LPs $146.2 $151.2 $159.6 $172.1
Average Common Units Outstanding 85.903 85.903 88.779 91.656
Paid Distributions per LP Unit $1.70 $1.76 $1.80 $1.88
NRGM – Discounted Cash Flow Analysis
(1)
DRAFT
EBIT – Earnings Before Interest and Taxes
EBITDA – Earnings Before Interest, Taxes, Depreciation and Amortization
Note: Assumes midpoint convention to discount projection period free cash flow
(1) Per NRGY management

Cost of Equity (Ke):
Quarterly Distribution / Unit $0.42
90-Day Average Unit Price $23.79
Distribution Yield 7.0%
Yield on the 30-year U.S. Government Bond 3.1%
Size Premia (1)
1.1%
Ke =  7.0% + 3.1%+ 1.1% = 11.2%
NRGM – Weighted Average Cost of Capital Calculation
DRAFT
Cost of Debt
Cost of Equity
Weighted Average Cost of Capital
Source: Capital IQ, Thomson ONE, NRGY management
12/31/2012 Weighted
Cost of Debt (Kd): Balance Rate Avg Rate
Revolver $179.8 2.250% 0.6%
Senior Unsecured Notes 500.0 6.000% 4.4%
Estimated All-In Cost for Company $679.8 5.0%
Marginal Tax Rate 0.0%
Kd = 5.0% x (1 - 0.0%) = 5.0%
Cost of Capital Assumptions Capital Structure Assumptions
Cost of Debt 5.0% Debt to Total Capitalization 24.1%
Cost of Equity 10.9% Equity Market Value to Total Capitalization 75.9%
Tax Rate 0.0%
Computed Weighted Average Cost of Capital 9.5%
Selected Weighted Average Cost of Capital Range 8.0% 10.0%
Weighted Average Cost of Capital (K):
Common Units Outstanding 85.9
Unit Price $24.97
Total Market Capitalization $2,144.3
Total Debt $679.8
Total Capitalization $2,824.1
Total Debt / Total Capitalization 24.1%
Total Market Capitalization / Total Capitalization 75.9%
K =  (5.0%x 24.1%) + (11.2% x 75.9%) = 9.7%

Current Price (4/26) = $24.07/ share
Selected
Company
Analysis
DCF Analysis
DCF – Discounted cash flow
EBITDA – Earnings Before Interest, Taxes, Depreciation and Amortization
EV – Enterprise value
(1) No particular weight given to any analysis
Note: Enterprise value assumes $600MM in net debt outstanding and 59.5 million fully diluted shares outstanding as of 12/31/2012
Source: Capital IQ, Thomson ONE, NRGY management
DRAFT
Selected
Transaction
Analysis
52-Wk Range
Financial Metric Statistic Selected Multiple Reference Range
52-Week High/Low (Closing)
EV / FY2014E EBITDA $201.1 Million 10.0x - 12.0x
Current Yield $2.04 per unit 7.0% - 6.0%
EV / FY2014E EBITDA $201.1 Million 9.5x - 11.5x
DCF Analysis
$28.23
$22.03
$29.14
$23.72
$19.90
$32.76
$28.79
$34.00
$30.48
$29.12
$15 $20 $25 $30 $35
Discount Rate: 9.5% -11.5%
Terminal Value Capitalization Rate: 8.0% - 9.0%
$19.90 / unit - $29.12 / unit
Summary Financial Analyses – CMLP Implied Per Share Value: Base Case
(1)

DCF – Discounted cash flow
EBITDA – Earnings Before Interest, Taxes, Depreciation and Amortization
EV – Enterprise value
(1) No particular weight given to any analysis
Note: Enterprise value assumes $600MM in net debt outstanding and 59.5 million fully diluted shares outstanding as of 12/31/2012
Source: Capital IQ, Thomson ONE, NRGY management
DRAFT
Current Price (4/26) = $24.07/ share
Selected
Company
Analysis
DCF Analysis
Selected
Transaction
Analysis
52-Wk Range
Financial Metric Statistic Selected Multiple Reference Range
52-Week High/Low (Closing)
EV / FY2014E EBITDA $184.2 Million 10.0x - 12.0x
Current Yield $2.04 per unit 7.0% - 6.0%
EV / FY2014E EBITDA $184.2 Million 9.5x - 11.5x
DCF Analysis
$21.43
$19.33
$29.14
$20.88
$19.90
$24.77
$25.52
$34.00
$27.07
$29.12
$15 $20 $25 $30 $35
Discount Rate: 9.5% -11.5%
Terminal Value Capitalization Rate: 8.0% - 9.0%
$19.90 / unit - $29.12 / unit
Summary Financial Analyses – CMLP Implied Per Share Value: Downside Case
(1)

Market % of Distribution Market Enterprise
Price 52-week Distribution Growth Cap Value EV / EBITDA
Company Name 4/26/2013 High Yield Rate ($MMs) ($MMs) 2013E 2014E 2015E
MarkWest Energy Partners, L.P. $61.54 96% 5.3% 7.9% $9,217 $11,765 16.9x 12.5x 10.6x
Access Midstream Partners, L.P. 40.46 96% 4.4% 15.4% 8,052 10,344 12.8x 10.0x 8.5x
Western Gas Partners LP 58.15 97% 3.7% 17.4% 6,122 7,459 17.0x 12.4x 9.9x
Targa Resources Partners LP 46.72 95% 6.0% 12.0% 4,809 7,265 11.4x 8.9x 7.8x
DCP Midstream Partners LP 47.12 98% 5.8% 6.3% 3,487 5,139 14.0x 10.3x 7.5x
Atlas Pipeline Partners, L.P. 35.80 98% 6.6% 5.4% 3,244 4,722 9.2x 7.9x 7.0x
PVR Partners, L.P. 24.67 90% 8.9% 5.8% 3,170 4,757 13.4x 11.3x 9.8x
Crosstex Energy LP 17.90 90% 7.4% 0.0% 1,686 2,748 11.7x 8.9x 7.1x
Summit Midstream Partners, LP 27.52 97% 6.0% NA 1,347 1,559 13.5x 11.0x 8.8x
Southcross Energy Partners, L.P. 21.23 80% 7.5% NA 522 712 16.2x 11.3x 8.8x
MEAN 94% 6.2% 8.8% $4,166 $5,647 13.6x 10.4x 8.6x
MEDIAN 96% 6.0% 7.1% $3,366 $4,948 13.4x 10.6x 8.7x
HIGH 98% 8.9% 17.4% $9,217 $11,765 17.0x 12.5x 10.6x
LOW 80% 3.7% 0.0% $522 $712 9.2x 7.9x 7.0x
Crestwood Midstream Partners LP $24.07 83% 8.5% 2.0% $1,448 $2,047 11.4x 10.2x 7.8x
CMLP – Selected Companies Analysis
DRAFT
Source: Public Filings and other public information

Announced
Date
Buyer Seller
Enterprise Value
TV /
EBITDA
TV / Developed
EBITDA
Assets Acquired
4/16/2013 Atlas Pipeline Partners, L.P. TEAK Midstream, L.L.C. $1,000.0 NA 6.9x (1)
APL announced a definitive agreement to acquire TEAK Midstream, which owns a 200 MMcf/d cryogenic processing plant and 265 miles of rich gas gathering lines with 750 MMcf/d of capacity. TEAK is in the process of installing a second 200 MMcf/d processing plant which is expected to be in service during 2014.
2/27/2013 Regency Energy Partners LP
Energy Transfer Equity, L.P.
Energy Transfer Partners, L.P.
1,500.0 NA 13.0x
RGP announced it would acquire Southern Union Gathering Company, LLC, the owner of Southern Union Gas Services, Ltd. (SUGS). SUGS'
assets include a 5,600-mile gathering system and ~500 MMcf/d of processing and treating facilities in West TX and NM.
2/27/2013 Western Gas Partners, LP Chesapeake Energy Corporation 395.6 (2) 9.7x NA
WES agreed to acquire a 33.75% interest in the Larry's Creek, Seely and Warrensville gas gathering systems from an affiliate of
Chesapeake Energy Corporation. The assets are located in north-central Pennsylvania in the Marcellus Shale.
2/27/2013 Western Gas Partners, LP Anadarko Petroleum Corporation 1,451.9
(2)
7.6x NA WES acquired a 33.75% in the Liberty and Rome gas gathering systems in north-central Pennsylvania.
1/29/2013 Kinder Morgan Energy Partners, L.P. Copano Energy, LLC 4,746.6
(3)
15.8x NA
Copano owns and operates assets primarily in Texas, Oklahoma and Wyoming, and is engaged in natural gas gathering, processing, treating and natural gas liquids fractionation. Copano owns an interest in or operates about 6,900 miles of pipelines with 2.7 Bcf/d of natural gas throughput capacity and 9 processing plants with more than 1 Bcf/d of processing capacity and 315 MMcf/d of treating capacity.
1/9/2013 Summit Midstream Partners, LLC GSO Capital Partners LP 513.0 NA NA
Summit Investments executed a definitive agreement to acquire 100% of the equity interests of Bear Tracker Energy, LLC. Bear Tracker owns, operates and is developing various natural gas gathering and processing assets along with crude oil and water gathering assets to serve its exploration and production customers in Mountrail, Burke, Williams and Divide counties in North Dakota and in Weld County,
Colorado.
12/11/2012 Access Midstream Partners, L.P. Chesapeake Energy Corporation 2,160.0 12.3x 7.7x
ACMP agreed to acquire Chesapeake Midstream Operating, L.L.C., which owns natural gas gathering and processing assets in the Eagle
Ford, Utica and Niobrara liquids-rich plays as well as in the Haynesville and Marcellus dry gas plays.
12/3/2012 Atlas Pipeline Partners, L.P. Cardinal Midstream, LLC 600.0 10.0x NA
Atlas Pipeline agreed to acquire Cardinal Midstream, which owns 3 cryogenic processing plants totaling 220 MMcf/d in processing capacity,
66 miles of associated gathering pipelines, and a gas treating business that includes 17 treating facilities located in numerous hydrocarbon basins.
11/26/2012 Crestwood Marcellus Midstream LLC Enerven Compression, LLC 95.0 NA 8.3x
(3)
Crestwood Marcellus Midstream LLC acquired natural gas compression and dehydration assets from Enerven Compression, LLC for $95
million.The assets are connected to CMM's gathering systems in Harrison and Doddridge Counties, West Virginia.  The assets are currently operating under a five-year compression services agreement with Antero and provide aggregate capacity of 295 MMcf/d.
11/15/2012 Targa Resources Partners LP Saddle Butte Pipeline, LLC 1,000.0 (4) 14.4x NA
Targa agreed to acquire 100% of Saddle Butte Pipeline's Williston Basin crude oil pipeline and terminal system and natural gas gathering and processing operations in the Bakken Shale Play in North Dakota, including 155 miles of crude oil pipelines, crude oil storage capacity of
70,000 barrels, 95 miles of natural gas gathering pipelines and a 20 MMcf/d natural gas processing plant.
10/1/2012 Honeywell International Thomas Russell Co. 593.0 NA NA
Honeywell (HON) announced its UOP business has signed a definitive agreement to purchase a 70% stake in Thomas Russell Co., a privately-held provider of technology and equipment for natural gas processing and treating. Thomas Russell specializes in the design, engineering, fabrication and start-up of skid-mounted modular packaged plants systems for the recovery and upgrading of natural gas liquids
(NGLs).
9/14/2012 Summit Midstream Partners, LLC Energy Transfer Partners, L.P. 207.0 NA NA
Summit acquired the ETC Canyon Pipeline, which gathers and processes natural gas in the Piceance and Uinta Basins in Colorado and
Utah. ETC Canyon consists of more than 1,600 miles of pipelines, 44,000 hp of compression, processing assets with capacity of 97 MMcf/d and 2 NGL injection stations.
9/12/2012 Undisclosed company(ies) Chesapeake Energy Corporation 300.0 NA NA
Chesapeake Energy Corp has sold or entered into purchase and sale agreements with two undisclosed companies to sell certain US Mid-
Continent midstream assets and also expects to enter into a third agreement with an undisclosed buyer to sell certain oil gathering assets in the Eagle Ford Shale for combined proceeds of approximately $300 million
8/10/2012 Eagle Rock Energy Partners, LP BP America Production Company 227.5 NA 6.0x (5)
EROC agreed to acquire BP's Sunray and Hemphill processing plants and associated 2,500 mile gathering system serving the Texas
Panhandle (aggregate capacity of 220 MMcf/d). In connection with the acquisition EROC and BP entered into a 20 yr. fixed fee G&P agreement.
8/1/2012 Western Gas Partners LP Anadarko Petroleum Corp. 562.5 (6) 7.9x NA
WES agreed to acquire an additional 24% interest in Chipeta Processing LLC from Anadarko Petroleum Corp. The Chipeta natural gas processing plant complex includes three processing trains: a 240 MMcf/d capacity refrigeration unit, a 250 MMcf/d capacity cryogenic unit, and a 300 MMcf/d capacity cryogenic unit which is scheduled to come on line in the third quarter of 2012.
7/23/2012 Crestwood Midstream Partners LP Devon Energy Corporation 90.0 NA NA
CMLP agreed to acquire a 74 mile low pressure natural gas gathering system, a  100 MMcf/d  cryogenic processing facility and 23,100 horsepower of compression equipment located in the western portion of Johnson County, Texas.
6/25/2012 DCP Midstream Partners, LP DCP Midstream, LLC 200.0 NA NA
DPM acquired a 12.5% interest in the Enterprise fractionator (operated by Enterprise Products Partners) and a 20% interest in the Mont
Belvieu 1 fractionator (operated by ONEOK Partners)
6/19/2012 Centerpoint Energy Resources Corp. Martin Midstream Partners, LP 275.0 12.0x NA
Centerpoint agreed to acquire a 50% interest in Waskom Gas Processing Co. (320 MMcf/d processing facility, 14,500 bpd fractionation facility and 75 MMcf/d gathering system), the Woodlawn plant and gathering system (30 MMcf/d), and the McLeod, Hallsville and Darco gathering systems (40 MMcf/d)
6/18/2012 DCP Midstream Partners, LP Penn Virginia Resource Partners, L.P. 63.0 14.0x NA
DCP agreed to acquire the Crossroads processing plant and associated gathering system in East Texas. The Crossroads plant has 80
MMc/d of capacity.
6/8/2012 Global Infrastructure Partners, LP Chesapeake Energy Corporation 2,000.0 9.1x NA GIP agreed to acquire CHK's LP and GP interests in Chesapeake Midstream Partners, LP
6/1/2012 American Midstream Partners LP Quantum Resources Management, LLC 62.9 7.9x NA
AMID agreed to acquire an 87.4% interest in the Chatom Processing and Fractionation Plant which consists of a 25 MMcf/d refrigeration processing plant, 1,900 bpd fractionation unit, a 160 LT/d sulfur recovery unit and 29-mile gas gathering system. Chatom is located in
Washington County, Alabama.
5/7/2012 MarkWest Energy Partners, L.P.
Stonehenge Energy Resources LP
Rex Energy Corporation
Sumitomo Corporation
512.0 NA 7.8x
(7)
MarkWest announced the acquisition of Keystone Midstream Services, LLC. Keystone's assets are located in Butler County, PA and include 2 cryogenic gas processing plants totaling 90 MMcf/d of capacity, a gas gathering system and associated field compression.
Mean $843.4 11.0x 8.3x
Median $512.5 10.0x 7.7x
CMLP – Selected Transactions Analysis
DRAFT
Source: Capital IQ, Thomson One, Public Filings and other public information
(1) Based on 2014E EBITDA; Includes $100MM of future capital expenditures
(2) Implied based on 33.75% stake acquired
(3) Transaction value as of announcement date
(4) Includes $50MM in contingent earnout
(5) Based on 2013E EBITDA
(6) Implied based on 24% stake acquired
(7) Based on 2014E EBITDA per management guidance provided in acquisition announcement

Discounted Cash Flow Analysis
Terminal Value Capitalization Rate 9.0% 8.5% 8.0%
Discount Rate 9.5% 10.5% 11.5% 9.5% 10.5% 11.5% 9.5% 10.5% 11.5%
Discounted GP Distributions ('14 - '17) $8.25 $8.10 $7.95 $8.25 $8.10 $7.95 $8.25 $8.10 $7.95
Present Value of Terminal Value ('17) $21.79 $21.02 $20.27 $23.08 $22.25 $21.46 $24.52 $23.64 $22.81
Implied Price / Unit $30.04 $29.11 $28.23 $31.32 $30.35 $29.42 $32.76 $31.74 $30.76
Financial Projections
Fiscal Year-Ending September 30,
2014E 2015E 2016E 2017E
EBITDA $201.1 $262.4 $298.5 $332.4
Less: Interest Expense (net) (48.9) (62.2) (67.2) (72.7)
Less: Maintenance Capex ($7.9) ($7.6) ($8.6) ($11.1)
Plus: Non-Cash Compensation 4.3 4.7 4.9 5.1
Total Distributable Cash Flow $148.5 $197.3 $227.6 $253.7
Coverage Ratio 0.97x 1.05x 1.05x 1.05x
Total Distributions paid to LPs $125.2 $144.0 $158.4 $170.8
Average Common Units Outstanding 60.540 60.578 60.578 60.578
Paid Distributions per LP Unit $2.13 $2.38 $2.61 $2.82
CMLP Base Case – Discounted Cash Flow Analysis
(1)
DRAFT
EBIT – Earnings Before Interest and Taxes
EBITDA – Earnings Before Interest, Taxes, Depreciation and Amortization
Note: Assumes midpoint convention to discount projection period free cash flow
(1) Per NRGY management

Discounted Cash Flow Analysis
Terminal Value Capitalization Rate 9.0% 8.5% 8.0%
Discount Rate 9.5% 10.5% 11.5% 9.5% 10.5% 11.5% 9.5% 10.5% 11.5%
Discounted GP Distributions ('14 - '17) $6.86 $6.74 $6.63 $6.86 $6.74 $6.63 $6.86 $6.74 $6.63
Present Value of Terminal Value ('17) $15.92 $15.35 $14.81 $16.86 $16.26 $15.68 $17.91 $17.27 $16.66
Implied Price / Unit $22.78 $22.09 $21.43 $23.71 $22.99 $22.31 $24.77 $24.01 $23.29
Financial Projections
Fiscal Year-Ending September 30,
2014E 2015E 2016E 2017E
EBITDA $184.2 $201.5 $217.3 $231.3
Less: Interest Expense (net) (48.4) (60.5) (64.4) (68.3)
Less: Maintenance Capex ($7.9) ($7.6) ($8.6) ($11.1)
Plus: Non-Cash Compensation 4.3 4.7 4.9 5.1
Total Distributable Cash Flow $132.2 $138.2 $149.2 $157.0
Coverage Ratio 0.92x 0.94x 1.01x 1.05x
Total Distributions paid to LPs $120.1 $123.6 $123.6 $125.1
Average Common Units Outstanding 60.535 60.572 60.572 60.572
Paid Distributions per LP Unit $2.04 $2.04 $2.04 $2.06
CMLP Downside Case – Discounted Cash Flow Analysis
(1)
DRAFT
EBIT – Earnings Before Interest and Taxes
EBITDA – Earnings Before Interest, Taxes, Depreciation and Amortization
Note: Assumes midpoint convention to discount projection period free cash flow
(1) Per NRGY management

Source: Capital IQ, Thomson ONE, NRGY management
CMLP – Weighted Average Cost of Capital Calculation
DRAFT
Cost of Debt
Cost of Equity
Weighted Average Cost of Capital
12/31/2012 Weighted
Cost of Debt (Kd): Balance Rate Avg Rate
Revolver $230.2 2.800% 1.1%
Senior Unsecured Notes 350.0 7.750% 4.7%
Estimated All-In Cost for Company $580.2 5.8%
Marginal Tax Rate 0.0%
Kd = 5.8% x (1 - 0.0%) = 5.8%
Weighted Average Cost of Capital (K):
Common Units Outstanding 59.5
Unit Price $24.07
Total Market Capitalization $1,431.8
Total Debt $580.2
Total Capitalization $2,012.0
Total Debt / Total Capitalization 28.8%
Total Market Capitalization / Total Capitalization 71.2%
K =  (5.8%x 28.8%) + (12.4% x 71.2%) = 10.5%
Cost of Capital Assumptions Capital Structure Assumptions
Cost of Debt 5.8% Debt to Total Capitalization 28.8%
Cost of Equity 12.4% Equity Market Value to Total Capitalization 71.2%
Tax Rate 0.0%
Computed Weighted Average Cost of Capital 10.5%
Selected Weighted Average Cost of Capital Range 9.5% 11.5%
Cost of Equity (Ke):
Quarterly Distribution / Unit $0.51
90-Day Average Unit Price $24.96
Distribution Yield 8.2%
Yield on the 30-year U.S. Government Bond 3.1%
Size Premia
(1) 1.1%
Ke =  8.2% + 3.1%+ 1.1% = 12.4%

Pro Forma NRGM (Base Case) Pro Forma NRGM (Downside Case)
FYE September 30, Calendarized to FYE September 30,
2014E 2015E 2016E 2017E CAGR
(1)
2014E 2015E 2016E 2017E CAGR
(1)
Adjusted EBITDA Breakdown:
EBITDA from Existing Operations $223.5 $242.7 $260.9 $287.5 8.8% $223.5 $242.7 $260.9 $287.5 8.8%
(+) CMLP Adjusted EBITDA 201.1 262.4 298.5 332.4 18.2% 184.2 201.5 217.3 231.1 7.9%
(+) Synergies 5.0 10.0 15.0 15.0 5.0 10.0 15.0 15.0
Total NRGM Adjusted EBITDA $429.6 $515.0 $574.4 $634.9 13.9% $412.7 $454.2 $493.2 $533.8 9.0%
Interest Expense (Net) (90.0) (102.3) (108.5) (117.2) (90.1) (101.7) (107.0) (114.8)
Maintenance Capex (14.9) (15.4) (16.8) (19.7) (14.9) (15.4) (16.8) (19.7)
Total Distributable Cash Flow (To All) $324.7 $397.3 $449.0 $498.0 15.3% $307.8 $337.2 $369.4 $399.4 9.1%
Distribution Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x
Distributions Paid to LPs 267.2 304.3 331.9 357.1 10.1% 259.0 275.3 293.5 309.5 6.1%
Distributions Paid to GP 42.1 74.1 95.7 117.2 40.7% 34.1 45.8 58.3 70.8 27.6%
Total Distributions Paid $309.3 $378.4 $427.6 $474.3 15.3% $293.1 $321.1 $351.8 $380.4 9.1%
Beginning Common Units 150.6 153.7 157.4 161.8 150.6 153.3 156.8 161.1
New Units Issued 3.1 3.7 4.3 0.7 2.7 3.5 4.3 0.4
Ending Common Units 153.7 157.4 161.8 162.5 153.3 156.8 161.1 161.5
Average Common Units Outstanding 152.1 155.6 159.6 162.1 151.9 155.0 158.9 161.3
Distributable Cash Flow Per LP Unit $1.86 $2.08 $2.21 $2.35 8.1% $1.80 $1.88 $1.96 $2.04 4.3%
Accretion / (Dilution) (%) 3.3% 11.6% 16.3% 18.0% 0.1% 0.9% 2.8% 2.3%
Paid Distribution Per LP Unit $1.76 $1.96 $2.08 $2.20 7.7% $1.70 $1.78 $1.85 $1.92 4.1%
Accretion / (Dilution) (%) 3.2% 11.1% 15.7% 17.3% 0.1% 0.9% 2.7% 2.2%
Pro Forma Impact to NRGM Distributable Cash Flow
DRAFT
Source: Company management

Pro Forma NRGM (Base Case) Pro Forma NRGM (Downside Case)
FYE September 30, Calendarized to FYE September 30,
2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E
Coverage Cash $15.5 $18.9 $21.4 $23.7 $14.7 $16.1 $17.6 $19.0
Growth Capex (165.6) (216.8) (266.0) (67.4) (139.8) (185.4) (234.6) (37.5)
Free Cash Flow (Cash Shortfall) ($150.1) ($197.8) ($244.7) ($43.6) ($125.1) ($169.3) ($217.0) ($18.5)
Cash (Shortfall) Coverage from Debt ($75.1) ($98.9) ($122.3) ($21.8) ($62.6) ($84.7) ($108.5) ($9.3)
Cash (Shortfall) Coverage from Equity (75.1) (98.9) (122.3) (21.8) (62.6) (84.7) (108.5) (9.3)
New Equity Issue Price (5.0% Discount) $23.84 $26.55 $28.22 $29.89 $23.14 $24.10 $25.06 $26.05
New Midway Units Issued 3.1 3.7 4.3 0.7 2.7 3.5 4.3 0.4
Post-Capital Raise Free Cash Flow $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0
Beginning Total Debt $1,623.2 $1,698.2 $1,797.1 $1,919.5 $1,623.2 $1,685.7 $1,770.4 $1,878.9
Debt Drawdown (Paydown) 75.1 98.9 122.3 21.8 62.6 84.7 108.5 9.3
Ending Total Debt $1,698.2 $1,797.1 $1,919.5 $1,941.3 $1,685.7 $1,770.4 $1,878.9 $1,888.2
Total Debt / Adjusted EBITDA 4.0x 3.5x 3.3x 3.1x 4.1x 3.9x 3.8x 3.5x
Total Net Debt / Adjusted EBITDA 4.0x 3.5x 3.3x 3.1x 4.1x 3.9x 3.8x 3.5x
Pro Forma NRGM Balance Sheet
DRAFT
Source: Company management

Conclusions SECTION 6 DRAFT

Consolidated “Has - Gets” Analysis
DRAFT
(1) Includes minor adjustments to interest expense
NRGY (CMLP - Base Case) NRGY (CMLP - Downside Case)
2014 2015 2016 2017 2014 2015 2016 2017
NRGY Stand Alone Distributable Cash Flow $183.1 $202.3 $218.0 $234.6 $183.1 $202.3 $218.0 $234.6
Step 1: Inergy GP Acquired by Crestwood Holdings 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
Step 2: Distribution of NRGM Units by NRGY
(1)
(96.1) (99.9) (102.5) (107.3) (96.1) (99.9) (102.5) (107.3)
Sub-Total $87.0 $102.4 $115.5 $127.3 $87.0 $102.4 $115.5 $127.3
Step 3: NRGY Acquires Crestwood GP and IDRs 23.0 50.0 67.5 80.7 15.0 21.8 30.1 34.4
NRGY Acquires CMLP Units form Crestwood Holdings
(1)
10.9 12.3 13.3 14.3 10.6 11.1 11.7 12.2
Sub-Total $120.9 $164.7 $196.3 $222.3 $112.6 $135.3 $157.3 $173.9
Step 4: NRGM Merges with CMLP 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
Total DCF $120.9 $164.7 $196.3 $222.3 $112.6 $135.3 $157.3 $173.9
$ Change ($62.2) ($37.6) ($21.7) ($12.3) ($70.5) ($67.0) ($60.7) ($60.7)
% Change (34.0%) (18.6%) (10.0%) (5.2%) (38.5%) (33.1%) (27.8%) (25.9%)

NRGY Unit Holders (CMLP Base Case)				NRGY Unit Holders (CMLP Downside Case)			
	2014E	2015E	2016E	2017E	2014E	2015E	2016E	2017E
Total Distributable Cash Flow	$120.9	$164.7	$196.3	$222.3	$112.6	$135.3	$157.3	$173.9
Distribution Coverage Ratio	1.05x	1.05x	1.05x	1.05x	1.05x	1.05x	1.05x	1.05x
Distributions Paid to NRGY LP Unit Holders	$115.1	$156.9	$186.9	$211.7	$107.3	$128.9	$149.8	$165.6
NRGY Units Outstanding	185.564	185.564	185.564	185.564	185.564	185.564	185.564	185.564
Paid Distribution Per NRGY LP Unit	$0.62	$0.85	$1.01	$1.14	$0.58	$0.69	$0.81	$0.89
Pro Forma NRGM Distributions Per LP Unit	$1.76	$1.96	$2.08	$2.20	$1.70	$1.78	$1.85	$1.92
NRGM Units Distributed Per NRGY Unit	0.428x	0.428x	0.428x	0.428x	0.428x	0.428x	0.428x	0.428x
NRGM Paid Distribution Per NRGY LP Unit	$0.75	$0.84	$0.89	$0.94	$0.73	$0.76	$0.79	$0.82
Total Paid Distribution Per Original NRGY LP Unit	$1.37	$1.69	$1.90	$2.08	$1.31	$1.45	$1.60	$1.71
NRGY Standalone Paid Distribution Per Unit	$1.30	$1.43	$1.55	$1.67	$1.30	$1.43	$1.55	$1.67
Change - $	$0.07	$0.26	$0.35	$0.41	$0.01	$0.02	$0.05	$0.04
Change - %	5.6%	18.1%	22.6%	24.6%	0.6%	1.5%	3.3%	2.5%

SunTrust Robinson Humphrey

58 DRAFT (1) Includes minor adjustments to interest expense Consolidated “Has - Gets” Analysis (Continued)

Appendix DRAFT

Discounted Cash Flow Analysis
Cash Flow Terminal Multiple 18.0x 20.0x 22.0x
Discount Rate 8.0% 9.0% 10.0% 8.0% 9.0% 10.0% 8.0% 9.0% 10.0%
Discounted GP Distributions ('14 - '17) $184.0 $180.1 $176.3 $184.0 $180.1 $176.3 $184.0 $180.1 $176.3
Present Value of Terminal Value ('17) $1,067.7 $1,029.1 $992.1 $1,186.3 $1,143.4 $1,102.4 $1,305.0 $1,257.7 $1,212.6
GP & IDR Implied Equity Value $1,251.7 $1,209.1 $1,168.4 $1,370.3 $1,323.5 $1,278.7 $1,489.0 $1,437.8 $1,388.9
Crestwood GP & IDRs (Base Case / Step 4) Discounted Cash Flow Analysis
(1)
DRAFT
Financial Projections
Fiscal Year-Ending September 30,
2014E 2015E 2016E 2017E
Total Distributions paid to GP $23.0 $50.0 $67.5 $80.7
EBIT – Earnings Before Interest and Taxes
EBITDA – Earnings Before Interest, Taxes, Depreciation and Amortization
Note: Assumes midpoint convention to discount projection period free cash flow
(1) Per NRGY management

Discounted Cash Flow Analysis
Cash Flow Terminal Multiple 18.0x 20.0x 22.0x
Discount Rate 8.0% 9.0% 10.0% 8.0% 9.0% 10.0% 8.0% 9.0% 10.0%
Discounted GP Distributions ('14 - '17) $85.0 $83.2 $81.6 $85.0 $83.2 $81.6 $85.0 $83.2 $81.6
Present Value of Terminal Value ('17) $455.1 $438.7 $422.9 $505.7 $487.4 $469.9 $556.3 $536.1 $516.9
GP & IDR Implied Equity Value $540.1 $521.9 $504.5 $590.7 $570.6 $551.5 $641.2 $619.4 $598.5
Financial Projections
Fiscal Year-Ending September 30,
2014E 2015E 2016E 2017E
Total Distributions paid to GP $15.0 $21.8 $30.1 $34.4
Crestwood GP & IDRs (Downside Case / Step 4) Discounted Cash Flow Analysis
(1)
DRAFT
EBIT – Earnings Before Interest and Taxes
EBITDA – Earnings Before Interest, Taxes, Depreciation and Amortization
Note: Assumes midpoint convention to discount projection period free cash flow
(1) Per NRGY management

Discounted Cash Flow Analysis
Cash Flow Terminal Multiple 18.0x 20.0x 22.0x
Discount Rate 8.0% 9.0% 10.0% 8.0% 9.0% 10.0% 8.0% 9.0% 10.0%
Discounted GP Distributions ('14 - '17) $168.5 $165.0 $161.7 $168.5 $165.0 $161.7 $168.5 $165.0 $161.7
Present Value of Terminal Value ('17) $936.7 $902.8 $870.4 $1,040.8 $1,003.1 $967.1 $1,144.9 $1,103.4 $1,063.9
GP & IDR Implied Equity Value $1,105.2 $1,067.8 $1,032.1 $1,209.3 $1,168.2 $1,128.8 $1,313.4 $1,268.5 $1,225.5
Financial Projections
Fiscal Year-Ending September 30,
2014E 2015E 2016E 2017E
EBITDA $201.1 $262.4 $298.5 $332.4
Less: Interest Expense (net) (48.9) (62.2) (67.2) (72.7)
Less: Maintenance Capex (7.9) (7.6) (8.6) (11.1)
Plus: Non-Cash Compensation 4.3 4.7 4.9 5.1
Total Distributable Cash Flow $148.5 $197.3 $227.6 $253.7
Coverage Ratio 0.97x 1.05x 1.05x 1.05x
Total Distributions paid to LPs $125.2 $144.0 $158.4 $170.8
Total Distributions paid to GP $28.1 $44.0 $58.4 $70.8
Crestwood GP & IDRs (Base Case / No Step 4) Discounted Cash Flow Analysis
(1)
DRAFT
EBIT – Earnings Before Interest and Taxes
EBITDA – Earnings Before Interest, Taxes, Depreciation and Amortization
Note: Assumes midpoint convention to discount projection period free cash flow
(1) Per NRGY management

Discounted Cash Flow Analysis
Cash Flow Terminal Multiple 18.0x 20.0x 22.0x
Discount Rate 8.0% 9.0% 10.0% 8.0% 9.0% 10.0% 8.0% 9.0% 10.0%
Discounted GP Distributions ('14 - '17) $81.7 $80.3 $78.9 $81.7 $80.3 $78.9 $81.7 $80.3 $78.9
Present Value of Terminal Value ('17) $332.1 $320.1 $308.6 $369.0 $355.6 $342.9 $405.9 $391.2 $377.2
GP & IDR Implied Equity Value $413.8 $400.3 $387.5 $450.7 $435.9 $421.7 $487.6 $471.5 $456.0
Financial Projections
Fiscal Year-Ending September 30,
2014E 2015E 2016E 2017E
EBITDA $184.2 $201.5 $217.3 $231.3
Less: Interest Expense (net) (48.4) (60.5) (64.4) (68.3)
Less: Maintenance Capex (7.9) (7.6) (8.6) (11.1)
Plus: Non-Cash Compensation 4.3 4.7 4.9 5.1
Total Distributable Cash Flow $132.2 $138.2 $149.2 $157.0
Coverage Ratio 0.92x 0.94x 1.01x 1.05x
Total Distributions paid to LPs $120.1 $123.6 $123.6 $125.1
Total Distributions paid to GP $22.9 $23.6 $23.6 $25.1
Crestwood GP & IDRs (Downside Case / No Step 4) Discounted Cash Flow Analysis
(1)
DRAFT
EBIT – Earnings Before Interest and Taxes
EBITDA – Earnings Before Interest, Taxes, Depreciation and Amortization
Note: Assumes midpoint convention to discount projection period free cash flow
(1) Per NRGY management

Weighted Average Cost of Capital (K):
Common Units Outstanding 131.7
Unit Price $21.59
Total Market Capitalization $2,844.3
Total Debt $392.8
Total Capitalization $3,237.1
Total Debt / Total Capitalization 12.1%
Total Market Capitalization / Total Capitalization 87.9%
K =  (2.1%x 12.1%) + (9.9% x 87.9%) = 9.0%
12/31/2012 Weighted
Cost of Debt (Kd): Balance Rate Avg Rate
Revolver $381.3 2.000% 1.9%
7.000% Notes $10.1 7.000% 0.2%
8.750% Notes $0.8 8.750% 0.0%
6.875% Notes $0.6 6.875% 0.0%
Estimated All-In Cost for Company $392.8 2.1%
Marginal Tax Rate 0.0%
Kd = 2.1% x (1 - 0.0%) = 2.1%
Cost of Capital Assumptions Capital Structure Assumptions
Cost of Debt 2.1% Debt to Total Capitalization 10.8%
Cost of Equity 9.9% Equity Market Value to Total Capitalization 89.2%
Tax Rate 0.0%
Computed Weighted Average Cost of Capital 9.1%
Selected Weighted Average Cost of Capital Range 8.0% 10.0%
Cost of Equity (Ke):
Quarterly Distribution / Unit $0.29
90-Day Average Unit Price $20.42
Distribution Yield 5.7%
Yield on the 30-year U.S. Government Bond 3.1%
Size Premia (1)
1.1%
Ke =  5.7% + 3.1%+ 1.1% = 9.9%
Weighted Average Cost of Capital Analysis
(1) Based on the 2013 Ibbotson SBBI Risk Premia Over Time Report
Source: Bloomberg, Capital IQ, SEC filings and press releases
(Dollars in millions)
Cost of Debt
Cost of Equity
Weighted Average Cost of Capital
DRAFT

Pro Forma Financials (Base Case CMLP) – NRGY
Note: Market data as of 4/19/2013
NRGY Distributes NRGM Units (100%) and Acquires CMLP’s GP & IDRs for $450 million
DRAFT
($ in millions, except per unit amounts) NRGY Status Quo (Post Spin) Adjustments NRGY Pro Forma
FYE September 30, FYE September 30, FYE September 30,
Adjusted EBITDA Breakdown: 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E
EBITDA from Existing Operations $87.9 $102.4 $113.2 $116.5 $87.9 $102.4 $113.2 $116.5
Distributions from NRGM LP Interest 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
Distributions from NRGM GP Interest 19.1 24.1 28.2 36.4 0.0 0.0 0.0 0.0 19.1 24.1 28.2 36.4
Distributions from NRGM LP Interest 0.0 0.0 0.0 0.0 12.3 13.8 15.1 16.3 12.3 13.8 15.1 16.3
Distributions from NRGM GP Interest 0.0 0.0 0.0 0.0 28.1 44.0 58.4 70.8 28.1 44.0 58.4 70.8
Other 0.2 0.2 0.2 0.2 0.0 0.0 0.0 0.0 0.2 0.2 0.2 0.2
Total Adjusted EBITDA $107.2 $126.7 $141.6 $153.2 $141.0 $184.5 $215.1 $240.4
Interest Expense (Net) ($16.3) ($20.4) ($22.2) ($22.0) ($16.3) ($20.2) ($21.9) ($21.5)
Maintenance Capex (4.0) (4.0) (4.0) (4.0) 0.0 0.0 0.0 0.0 (4.0) (4.0) (4.0) (4.0)
Total Distributable Cash Flow $87.0 $102.4 $115.5 $127.3 $127.4 $160.3 $189.3 $214.9
Distribution Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x
Distributions Paid to LPs $82.8 $97.5 $110.0 $121.2 $121.3 $152.6 $180.3 $204.7
Distributions Paid to GP 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
Total Distributions Paid $82.8 $97.5 $110.0 $121.2 $121.3 $152.6 $180.3 $204.7
Beginning Common Units 131.750 131.750 131.750 131.750 53.813 185.564 185.564 185.564 185.564
New Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Ending Common Units 131.750 131.750 131.750 131.750 185.564 185.564 185.564 185.564
Average Common Units Outstanding 131.750 131.750 131.750 131.750 185.564 185.564 185.564 185.564
Distributable Cash Flow Per LP Unit $0.66 $0.78 $0.88 $0.97 $0.69 $0.86 $1.02 $1.16
Accretion / (Dilution) (%) 4.0% 11.2% 16.4% 19.9%
Paid Distribution Per LP Unit $0.63 $0.74 $0.83 $0.92 $0.65 $0.82 $0.97 $1.10
Accretion / (Dilution) (%) 4.0% 11.2% 16.4% 19.9%
Implied NRGY Unit Price @ 5.5% yield >>> $11.47 $13.50 $15.23 $16.79 Implied NRGY Unit Price @ 5.5% yield >>> $11.92 $15.01 $17.73 $20.12
Coverage Cash $4.1 $4.9 $5.5 $6.1 $6.1 $7.6 $9.0 $10.2
Growth Capex (8.1) (44.6) (2.0) (2.0) 0.0 0.0 0.0 0.0 (8.1) (44.6) (2.0) (2.0)
Subordinated Note Issuance 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
Free Cash Flow (Cash Shortfall) ($4.0) ($39.7) $3.5 $4.1 ($2.0) ($37.0) $7.0 $8.2
Cash (Shortfall) Coverage from Debt ($4.0) ($39.7) $0.0 $0.0 ($2.0) ($37.0) $0.0 $0.0
Cash (Shortfall) Coverage from Equity 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
New Equity Issue Price $10.89 $12.83 $14.47 $15.95 $11.33 $14.26 $16.84 $19.12
New NRGY Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Post-Capital Raise Free Cash Flow $0.0 $0.0 $3.5 $4.1 $0.0 $0.0 $7.0 $8.2
Beginning Total Debt $384.8 $388.8 $428.6 $425.1 ($2.4) $384.8 $386.9 $423.9 $416.9
Debt Drawdown (Paydown) 4.0 39.7 (3.5) (4.1) 2.0 37.0 (7.0) (8.2)
Ending Total Debt $388.8 $428.6 $425.1 $421.0 $386.9 $423.9 $416.9 $408.6
Total Debt / Adjusted EBITDA 3.6x 3.4x 3.0x 2.7x 2.6x 2.3x 1.9x 1.7x
Total Net Debt / Adjusted EBITDA 3.6x 3.4x 3.0x 2.7x 2.6x 2.3x 1.9x 1.7x

($ in millions, except per unit amounts) NRGY Status Quo (Post Spin) Adjustments NRGY Pro Forma
FYE September 30, FYE September 30, FYE September 30,
Adjusted EBITDA Breakdown: 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E
EBITDA from Existing Operations $87.9 $102.4 $113.2 $116.5 $87.9 $102.4 $113.2 $116.5
Distributions from NRGM LP Interest 0.0 0.0 0.0 0.0 10.9 12.1 12.9 13.6 10.9 12.1 12.9 13.6
Distributions from NRGM GP Interest 19.1 24.1 28.2 36.4 23.0 50.0 67.5 80.7 42.1 74.1 95.7 117.2
Other 0.2 0.2 0.2 0.2 0.0 0.0 0.0 0.0 0.2 0.2 0.2 0.2
Total Adjusted EBITDA $107.2 $126.7 $141.6 $153.2 $141.0 $188.8 $222.0 $247.6
Interest Expense (Net) ($16.3) ($20.4) ($22.2) ($22.0) ($16.2) ($20.1) ($21.7) ($21.4)
Maintenance Capex (4.0) (4.0) (4.0) (4.0) 0.0 0.0 0.0 0.0 (4.0) (4.0) (4.0) (4.0)
Total Distributable Cash Flow $87.0 $102.4 $115.5 $127.3 $120.9 $164.7 $196.3 $222.3
Distribution Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x
Distributions Paid to LPs $82.8 $97.5 $110.0 $121.2 $115.1 $156.9 $186.9 $211.7
Distributions Paid to GP 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
Total Distributions Paid $82.8 $97.5 $110.0 $121.2 $115.1 $156.9 $186.9 $211.7
Beginning Common Units 131.750 131.750 131.750 131.750 53.813 185.564 185.564 185.564 185.564
New Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Ending Common Units 131.750 131.750 131.750 131.750 185.564 185.564 185.564 185.564
Average Common Units Outstanding 131.750 131.750 131.750 131.750 185.564 185.564 185.564 185.564
Distributable Cash Flow Per LP Unit $0.66 $0.78 $0.88 $0.97 $0.65 $0.89 $1.06 $1.20
Accretion / (Dilution) (%) (1.3%) 14.2% 20.6% 24.0%
Paid Distribution Per LP Unit $0.63 $0.74 $0.83 $0.92 $0.62 $0.85 $1.01 $1.14
Accretion / (Dilution) (%) (1.3%) 14.2% 20.6% 24.0%
Implied NRGY Unit Price @ 5.5% yield >>> $11.47 $13.50 $15.23 $16.79 Implied NRGY Unit Price @ 5.5% yield >>> $11.32 $15.42 $18.38 $20.81
Coverage Cash $4.1 $4.9 $5.5 $6.1 $5.8 $7.8 $9.3 $10.6
Growth Capex (8.1) (44.6) (2.0) (2.0) 0.0 0.0 0.0 0.0 (8.1) (44.6) (2.0) (2.0)
Subordinated Note Issuance 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
Free Cash Flow (Cash Shortfall) ($4.0) ($39.7) $3.5 $4.1 ($2.4) ($36.8) $7.3 $8.6
Cash (Shortfall) Coverage from Debt ($4.0) ($39.7) $0.0 $0.0 ($2.4) ($36.8) $0.0 $0.0
Cash (Shortfall) Coverage from Equity 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
New Equity Issue Price $10.89 $12.83 $14.47 $15.95 $10.75 $14.65 $17.46 $19.77
New NRGY Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Post-Capital Raise Free Cash Flow $0.0 $0.0 $3.5 $4.1 $0.0 $0.0 $7.3 $8.6
Beginning Total Debt $385.4 $389.4 $429.2 $425.7 ($2.4) $383.1 $385.4 $422.2 $414.8
Debt Drawdown (Paydown) 4.0 39.7 (3.5) (4.1) 2.4 36.8 (7.3) (8.6)
Ending Total Debt $389.4 $429.2 $425.7 $421.6 $385.4 $422.2 $414.8 $406.3
Total Debt / Adjusted EBITDA 3.6x 3.4x 3.0x 2.8x 2.7x 2.2x 1.9x 1.6x
Total Net Debt / Adjusted EBITDA 3.6x 3.4x 3.0x 2.7x 2.7x 2.2x 1.9x 1.6x
Pro Forma Financials (Base Case CMLP) – NRGY
Note: Market data as of 4/19/2013
Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium
DRAFT

($ in millions, except per unit amounts) NRGM Status Quo (Pre-Dropdown) Adjustments NRGM Pro Forma
FYE September 30, FYE September 30, FYE September 30,
Adjusted EBITDA Breakdown: 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E
EBITDA from Existing Operations $223.5 $242.7 $260.9 $287.5 $223.5 $242.7 $260.9 $287.5
EBITDA from NRGY Dropdown Assets 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
(+) CMLP Adjusted EBITDA 0.0 0.0 0.0 0.0 201.1 262.4 298.5 332.4 201.1 262.4 298.5 332.4
(+) Synergies 0.0 0.0 0.0 0.0 5.0 10.0 15.0 15.0 5.0 10.0 15.0 15.0
Total NRGM Adjusted EBITDA $223.5 $242.7 $260.9 $287.5 $429.6 $515.0 $574.4 $634.9
Interest Expense (Net) ($42.9) ($50.8) ($55.4) ($59.9) ($90.0) ($102.3) ($108.5) ($117.2)
Maintenance Capex (7.0) (7.8) (8.2) (8.6) (7.9) (7.6) (8.6) (11.1) (14.9) (15.4) (16.8) (19.7)
Total Distributable Cash Flow (To All) $173.6 $184.0 $197.2 $219.0 $324.7 $397.3 $449.0 $498.0
Distribution Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x
Distributions Paid to LPs $146.2 $151.2 $159.6 $172.1 $267.2 $304.3 $331.9 $357.1
Distributions Paid to GP 19.1 24.1 28.2 36.4 42.1 74.1 95.7 117.2
Total Distributions Paid $165.4 $175.3 $187.9 $208.6 $309.3 $378.4 $427.6 $474.3
Beginning Common Units 85.903 85.903 85.903 91.656 64.653 150.556 153.705 157.431 161.765
New Units Issued 0.000 0.000 0.000 0.000 3.149 3.726 4.334 0.730
Ending Common Units 85.903 85.903 85.903 91.656 153.705 157.431 161.765 162.494
Average Common Units Outstanding 85.903 85.903 88.779 91.656 152.130 155.568 159.598 162.130
Distributable Cash Flow Per LP Unit $1.80 $1.86 $1.90 $1.99 $1.86 $2.08 $2.21 $2.35
Accretion / (Dilution) (%) 3.3% 11.6% 16.3% 18.0%
Paid Distribution Per LP Unit $1.70 $1.76 $1.80 $1.88 $1.76 $1.96 $2.08 $2.20
Accretion / (Dilution) (%) 3.2% 11.1% 15.7% 17.3%
Implied NRGM Unit Price @ 6.6% yield >>> $25.99 $26.87 $27.45 $28.66 Implied NRGM Unit Price @ 7.0% yield >>> $25.09 $27.95 $29.71 $31.47
Coverage Cash $8.3 $8.8 $9.4 $10.4 $15.5 $18.9 $21.4 $23.7
Growth Capex (67.6) (140.5) (194.3) (2.0) (98.0) (76.3) (71.7) (65.4) (165.6) (216.8) (266.0) (67.4)
Subordinated Note Issuance 0.0 200.0 0.0 0.0 0.0 0.0 0.0 0.0
Free Cash Flow (Cash Shortfall) ($59.3) $68.3 ($185.0) $8.4 ($150.1) ($197.8) ($244.7) ($43.6)
Cash (Shortfall) Coverage from Debt $0.0 $0.0 $0.0 $0.0 ($75.1) ($98.9) ($122.3) ($21.8)
Cash (Shortfall) Coverage from Equity 0.0 0.0 (150.0) 0.0 (75.1) (98.9) (122.3) (21.8)
New Equity Issue Price (5.0% Discount) $24.68 $25.53 $26.07 $27.23 $23.84 $26.55 $28.22 $29.89
New Midway Units Issued 0.000 0.000 5.753 0.000 3.149 3.726 4.334 0.730
Post-Capital Raise Free Cash Flow ($59.3) $68.3 ($35.0) $8.4 $0.0 $0.0 $0.0 $0.0
Beginning Total Debt $780.0 $839.3 $971.0 $1,006.0 $843.2 $1,623.2 $1,698.2 $1,797.1 $1,919.5
Debt Drawdown (Paydown) 59.3 (68.3) 35.0 (8.4) 75.1 98.9 122.3 21.8
Ending Total Debt $839.3 $771.0 $1,006.0 $997.5 $1,698.2 $1,797.1 $1,919.5 $1,941.3
Total Debt / Adjusted EBITDA 3.8x 3.2x 3.9x 3.5x 4.0x 3.5x 3.3x 3.1x
Total Net Debt / Adjusted EBITDA 3.8x 3.2x 3.9x 3.5x 4.0x 3.5x 3.3x 3.1x
Pro Forma Financials (Base Case CMLP) – NRGM
Note: Market data as of 4/19/2013
Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium
DRAFT

($ in millions, except per unit amounts) NRGY Status Quo (Post Spin) Adjustments NRGY Pro Forma
FYE September 30, FYE September 30, FYE September 30,
Adjusted EBITDA Breakdown: 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E
EBITDA from Existing Operations $87.9 $102.4 $113.2 $116.5 $87.9 $102.4 $113.2 $116.5
Distributions from NRGM LP Interest 0.0 0.0 0.0 0.0 10.5 11.0 11.4 11.9 10.5 11.0 11.4 11.9
Distributions from NRGM GP Interest 19.1 24.1 28.2 36.4 15.0 21.8 30.1 34.4 34.1 45.8 58.3 70.8
Other 0.2 0.2 0.2 0.2 0.0 0.0 0.0 0.0 0.2 0.2 0.2 0.2
Total Adjusted EBITDA $107.2 $126.7 $141.6 $153.2 $132.8 $159.5 $183.1 $199.5
Interest Expense (Net) ($16.3) ($20.4) ($22.2) ($22.0) ($16.2) ($20.2) ($21.9) ($21.6)
Maintenance Capex (4.0) (4.0) (4.0) (4.0) 0.0 0.0 0.0 0.0 (4.0) (4.0) (4.0) (4.0)
Total Distributable Cash Flow $87.0 $102.4 $115.5 $127.3 $112.6 $135.3 $157.3 $173.9
Distribution Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x
Distributions Paid to LPs $82.8 $97.5 $110.0 $121.2 $107.3 $128.9 $149.8 $165.6
Distributions Paid to GP 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
Total Distributions Paid $82.8 $97.5 $110.0 $121.2 $107.3 $128.9 $149.8 $165.6
Beginning Common Units 131.750 131.750 131.750 131.750 53.813 185.564 185.564 185.564 185.564
New Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Ending Common Units 131.750 131.750 131.750 131.750 185.564 185.564 185.564 185.564
Average Common Units Outstanding 131.750 131.750 131.750 131.750 185.564 185.564 185.564 185.564
Distributable Cash Flow Per LP Unit $0.66 $0.78 $0.88 $0.97 $0.61 $0.73 $0.85 $0.94
Accretion / (Dilution) (%) (8.0%) (6.1%) (3.3%) (3.0%)
Paid Distribution Per LP Unit $0.63 $0.74 $0.83 $0.92 $0.58 $0.69 $0.81 $0.89
Accretion / (Dilution) (%) (8.0%) (6.1%) (3.3%) (3.0%)
Implied NRGY Unit Price @ 5.5% yield >>> $11.47 $13.50 $15.23 $16.79 Implied NRGY Unit Price @ 5.5% yield >>> $10.55 $12.67 $14.73 $16.28
Coverage Cash $4.1 $4.9 $5.5 $6.1 $5.4 $6.4 $7.5 $8.3
Growth Capex (8.1) (44.6) (2.0) (2.0) 0.0 0.0 0.0 0.0 (8.1) (44.6) (2.0) (2.0)
Subordinated Note Issuance 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
Free Cash Flow (Cash Shortfall) ($4.0) ($39.7) $3.5 $4.1 ($2.7) ($38.2) $5.5 $6.3
Cash (Shortfall) Coverage from Debt ($4.0) ($39.7) $0.0 $0.0 ($2.7) ($38.2) $0.0 $0.0
Cash (Shortfall) Coverage from Equity 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
New Equity Issue Price $10.89 $12.83 $14.47 $15.95 $10.02 $12.04 $13.99 $15.47
New NRGY Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Post-Capital Raise Free Cash Flow $0.0 $0.0 $3.5 $4.1 $0.0 $0.0 $7.3 $8.6
Beginning Total Debt $385.4 $389.4 $429.2 $425.7 ($2.4) $383.1 $385.8 $424.0 $418.5
Debt Drawdown (Paydown) 4.0 39.7 (3.5) (4.1) 2.7 38.2 (5.5) (6.3)
Ending Total Debt $389.4 $429.2 $425.7 $421.6 $385.8 $424.0 $418.5 $412.2
Total Debt / Adjusted EBITDA 3.6x 3.4x 3.0x 2.8x 2.9x 2.7x 2.3x 2.1x
Total Net Debt / Adjusted EBITDA 3.6x 3.4x 3.0x 2.7x 2.9x 2.6x 2.3x 2.1x
Note: Market data as of 4/19/2013
Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium
DRAFT
Pro Forma Financials (Downside Case CMLP) – NRGY

($ in millions, except per unit amounts) NRGM Status Quo (Pre-Dropdown) Adjustments NRGM Pro Forma
FYE September 30, FYE September 30, FYE September 30,
Adjusted EBITDA Breakdown: 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E
EBITDA from Existing Operations $223.5 $242.7 $260.9 $287.5 $223.5 $242.7 $260.9 $287.5
EBITDA from NRGY Dropdown Assets 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
(+) CMLP Adjusted EBITDA 0.0 0.0 0.0 0.0 184.2 201.5 217.3 231.3 184.2 201.5 217.3 231.1
(+) Synergies 0.0 0.0 0.0 0.0 5.0 10.0 15.0 15.0 5.0 10.0 15.0 15.0
Total NRGM Adjusted EBITDA $223.5 $242.7 $260.9 $287.5 $412.7 $454.2 $493.2 $533.8
Interest Expense (Net) ($42.9) ($50.8) ($55.4) ($59.9) ($90.1) ($101.7) ($107.0) ($114.8)
Maintenance Capex (7.0) (7.8) (8.2) (8.6) (7.9) (7.6) (8.6) (11.1) (14.9) (15.4) (16.8) (19.7)
Total Distributable Cash Flow (To All) $173.6 $184.0 $197.2 $219.0 $307.8 $337.2 $369.4 $399.4
Distribution Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x
Distributions Paid to LPs $146.2 $151.2 $159.6 $172.1 $259.0 $275.3 $293.5 $309.5
Distributions Paid to GP 19.1 24.1 28.2 36.4 34.1 45.8 58.3 70.8
Total Distributions Paid $165.4 $175.3 $187.9 $208.6 $293.1 $321.1 $351.8 $380.4
Beginning Common Units 85.903 85.903 85.903 91.656 64.653 150.556 153.260 156.773 161.103
New Units Issued 0.000 0.000 0.000 0.000 2.704 3.514 4.330 0.356
Ending Common Units 85.903 85.903 85.903 91.656 153.260 156.773 161.103 161.459
Average Common Units Outstanding 85.903 85.903 88.779 91.656 151.908 155.016 158.938 161.281
Distributable Cash Flow Per LP Unit $1.80 $1.86 $1.90 $1.99 $1.80 $1.88 $1.96 $2.04
Accretion / (Dilution) (%) 0.1% 0.9% 2.8% 2.3%
Paid Distribution Per LP Unit $1.70 $1.76 $1.80 $1.88 $1.70 $1.78 $1.85 $1.92
Accretion / (Dilution) (%) 0.1% 0.9% 2.7% 2.2%
Implied NRGM Unit Price @ 6.6% yield >>> $25.99 $26.87 $27.45 $28.66 Implied NRGM Unit Price @ 7.0% yield >>> $24.35 $25.37 $26.38 $27.42
Coverage Cash $8.3 $8.8 $9.4 $10.4 $14.7 $16.1 $17.6 $19.0
Growth Capex (67.6) (140.5) (194.3) (2.0) (98.0) (76.3) (71.7) (65.4) (139.8) (185.4) (234.6) (37.5)
Subordinated Note Issuance 0.0 200.0 0.0 0.0 0.0 0.0 0.0 0.0
Free Cash Flow (Cash Shortfall) ($59.3) $68.3 ($185.0) $8.4 ($125.1) ($169.3) ($217.0) ($18.5)
Cash (Shortfall) Coverage from Debt $0.0 $0.0 $0.0 $0.0 ($62.6) ($84.7) ($108.5) ($9.3)
Cash (Shortfall) Coverage from Equity 0.0 0.0 (150.0) 0.0 (62.6) (84.7) (108.5) (9.3)
New Equity Issue Price (5.0% Discount) $24.68 $25.53 $26.07 $27.23 $23.14 $24.10 $25.06 $26.05
New Midway Units Issued 0.000 0.000 5.753 0.000 2.704 3.514 4.330 0.356
Post-Capital Raise Free Cash Flow ($59.3) $68.3 ($35.0) $8.4 $0.0 $0.0 $0.0 $0.0
Beginning Total Debt $780.0 $839.3 $971.0 $1,006.0 $843.2 $1,623.2 $1,685.7 $1,770.4 $1,878.9
Debt Drawdown (Paydown) 59.3 (68.3) 35.0 (8.4) 62.6 84.7 108.5 9.3
Ending Total Debt $839.3 $771.0 $1,006.0 $997.5 $1,685.7 $1,770.4 $1,878.9 $1,888.2
Total Debt / Adjusted EBITDA 3.8x 3.2x 3.9x 3.5x 4.1x 3.9x 3.8x 3.5x
Total Net Debt / Adjusted EBITDA 3.8x 3.2x 3.9x 3.5x 4.1x 3.9x 3.8x 3.5x
Note: Market data as of 4/19/2013
Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium
DRAFT
Pro Forma Financials (Downside Case CMLP) – NRGM

Important Disclosures
SunTrust Robinson Humphrey is the trade name for the corporate and investment banking services of SunTrust Banks, Inc. and its subsidiaries, including SunTrust Robinson Humphrey, Inc., member, FINRA and SIPC.
Debt and equity underwriting, trading, research and sales, loan syndications, municipal securities trading and sales, and mergers and acquisitions advisory services are offered by SunTrust Robinson Humphrey, Inc.
Cash management, loans and loan related products, foreign exchange, risk management products and services and agency services are offered by various non-broker dealer subsidiaries of SunTrust Banks, Inc.
©2013 SunTrust Robinson Humphrey, Inc., member, FINRA and SIPC. SunTrust Robinson Humphrey is a federally registered service mark of SunTrust
Banks, Inc.
DRAFT